Filed pursuant to Rule 497(e);
File no. 033-14954

Columbia Management®

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Class 1 and Class 2 Shares

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

Columbia Variable Portfolio — Asset Allocation Fund

Columbia Variable Portfolio — Contrarian Core Fund

Columbia Variable Portfolio — Core Bond Fund

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Columbia Variable Portfolio — Managed Volatility Growth Fund

Columbia Variable Portfolio — Select Large Cap Growth Fund

Columbia Variable Portfolio — Small Cap Value Fund

Columbia Variable Portfolio — Small Company Growth Fund

Columbia Variable Portfolio — Strategic Income Fund

Variable Portfolio — AQR Managed Futures Strategy Fund

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Variable Portfolio — Pyrford International Equity Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with a Fund’s current prospectus. The most recent annual report for each Fund that has been in operation for a full fiscal year and has produced an annual report, which includes the Fund’s audited financial statements for its most recent fiscal period, is incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611, by contacting the applicable Participating Insurance Company or sponsor of a qualified pension or retirement plan (Qualified Plan), or by contacting the broker-dealers or other financial intermediaries offering certain variable annuity contracts (VA contracts) or variable life insurance policies (VLI policies) issued by the Participating Insurance Company through which shares of the Funds are available.

C-6512 E (5/13)

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online by accessing the SEC’s website at www.sec.gov.

For purposes of any electronic version of this SAI, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any websites into this SAI.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

Term	Definition
1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement between the Trust, on behalf of certain of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

AQR	AQR Capital Management, LLC

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

Term	Definition
BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P.

CFTC	The Commodity Futures Trading Commission, a U.S. Government agency

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Investment Manager or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc.

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

Eaton Vance	Eaton Vance Management

FDIC	Federal Deposit Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

FSF	Financial Services Firm

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

GNMA	Government National Mortgage Association

GSAM	Goldman Sachs Asset Management, L.P.

Independent Trustee(s)	One or more of the Trustee(s) of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustee	A Trustee of the Board who is an “interested person” (as defined in the 1940 Act) of the Funds

Term	Definition
Investment Management Services Agreement	The investment management services agreement between the Trust, on behalf of the Funds, and the Investment Manager

Investment Manager	Columbia Management Investment Advisers, LLC

IRS	United States Internal Revenue Service

Investment Sub-Advisory Agreement	The investment subadvisory agreement between the Investment Manager and a Fund’s subadviser, as the context may require

JPMorgan	JPMorgan Chase Bank, N.A.

Legacy RiverSource Funds	The funds within the Columbia Funds Complex that historically bore the RiverSource, Seligman and Threadneedle brands, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds.

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Participating Insurance Companies	Life insurance companies that issue the VA contracts or VLI policies through separate accounts for which the Funds serve as underlying investment vehicles

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

Pyrford	Pyrford International Ltd.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

Retirement Plan	A qualified plan or retirement arrangement or account through which shares of a Fund are made available.

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

Term	Definition
S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	Participating Insurance Companies, Retirement Plan sponsors, banks, broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

State Street	State Street Bank and Trust Company

Transfer Agency Agreement	The transfer agency and dividend disbursing agent agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

Treasury Regulations	Regulations promulgated under the Code by the United States Treasury Department

The Trust	Columbia Funds Variable Insurance Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

VP AQR Managed Futures Strategy Fund	Variable Portfolio — AQR Managed Futures Strategy Fund

VP Asset Allocation Fund	Columbia Variable Portfolio — Asset Allocation Fund

VP Contrarian Core Fund	Columbia Variable Portfolio — Contrarian Core Fund

VP Core Bond Fund	Columbia Variable Portfolio — Core Bond Fund

VP Eaton Vance Global Macro Advantage Fund	Variable Portfolio — Eaton Vance Global Macro Advantage Fund

VP GS Commodity Strategy Fund	Variable Portfolio — Goldman Sachs Commodity Strategy Fund

VP Managed Volatility Funds	VP MV Conservative Fund, VP MV Conservative Growth Fund and VP MV Growth Fund

Term	Definition
VP MV Conservative Fund	Columbia Variable Portfolio — Managed Volatility Conservative Fund

VP MV Conservative Growth Fund	Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

VP MV Growth Fund	Columbia Variable Portfolio — Managed Volatility Growth Fund

VP Pyrford International Equity Fund	Variable Portfolio — Pyrford International Equity Fund

VP Select Large Cap Growth Fund	Columbia Variable Portfolio — Select Large Cap Growth Fund

VP Small Cap Value Fund	Columbia Variable Portfolio — Small Cap Value Fund

VP Small Company Growth Fund	Columbia Variable Portfolio — Small Company Growth Fund

VP Strategic Income Fund	Columbia Variable Portfolio — Strategic Income Fund

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust, a business trust organized under the laws of Massachusetts, commenced operations on January 1, 1989, and is registered with the SEC as an open-end management investment company. The Trust currently offers fourteen Funds with differing investment goals, policies and restrictions. Currently, the Trust consists of VP AQR Managed Futures Strategy Fund, VP Asset Allocation Fund, VP Contrarian Core Fund, VP Core Bond Fund, VP Eaton Vance Global Macro Advantage Fund, VP GS Commodity Strategy Fund, VP MV Conservative Fund, VP MV Conservative Growth Fund, VP MV Growth Fund, VP Pyrford International Equity Fund, VP Select Large Cap Growth Fund, VP Small Cap Value Fund, VP Small Company Growth Fund and VP Strategic Income Fund. Each Fund is a diversified series of the Trust other than VP AQR Managed Futures Strategy Fund, VP Eaton Vance Global Macro Advantage Fund and VP GS Commodity Strategy Fund, which are non-diversified.

Each Fund offers two separate classes of shares, Class 1 shares and Class 2 shares, except the VP Managed Volatility Funds, which offer only Class 2 shares. Class 2 shares differ from Class 1 shares solely in that Class 2 shares have a fee pursuant to Rule 12b-1 of the 1940 Act, which is used for certain shareholder service and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund’s per share net asset value. Prior to May 1, 2011, Class 1 and Class 2 shares were named Class A and Class B shares, respectively. The Trust may add or remove Funds and/or classes from time to time. The Trust is the funding vehicle for VA contracts and VLI policies offered by the separate accounts of Participating Insurance Companies, for Qualified Plans and for certain other eligible investors.

The Trust was organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust’s shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series, each with one or more classes, as the Board may authorize.

Prior to May 1, 2006 (the Fund Reorganization Date), VP Small Cap Value Fund and VP Strategic Income Fund were organized as series of Liberty Variable Investment Trust, a Massachusetts business trust (the Predecessor Funds) that commenced investment operations on July 1, 1993. The information provided for each of these Funds in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Funds.

Effective May 1, 2006, the Trust changed its name from SteinRoe Variable Investment Trust to its current name.

Effective April 7, 2003, VP Asset Allocation Fund changed its name from Stein Roe Balanced Fund, Variable Series to Liberty Asset Allocation Fund, Variable Series. Effective May 1, 2006, VP Asset Allocation Fund changed its name from Liberty Asset Allocation Fund, Variable Series to Columbia Asset Allocation Fund, Variable Series. Effective May 2, 2011, VP Asset Allocation Fund changed its name from Columbia Asset Allocation Fund, Variable Series to its current name.

Effective October 5, 2012, VP GS Commodity Strategy Fund changed its name from Variable Portfolio — Oppenheimer Commodity Strategy Fund to its current name.

VP Select Large Cap Growth Fund commenced operations on September 2, 2008. Effective May 2, 2011, VP Select Large Cap Growth Fund changed its name from Columbia Select Large Cap Growth Fund, Variable Series to its current name.

Effective May 1, 2006, VP Small Cap Value Fund changed its name from Colonial Small Cap Value Fund, Variable Series to Columbia Small Cap Value Fund, Variable Series. Effective May 2, 2011, VP Small Cap Value Fund changed its name from Columbia Small Cap Value Fund, Variable Series to its current name.

Effective April 14, 2003, VP Small Company Growth Fund changed its name from Stein Roe Small Company Growth Fund, Variable Series to Liberty Small Company Growth Fund, Variable Series. Effective May 1, 2006, VP Small Company Growth Fund changed its name from Liberty Small Company Growth Fund, Variable Series to Columbia Small Company Growth Fund, Variable Series. Effective May 2, 2011, VP Small Company Growth Fund changed its name from Columbia Small Company Growth Fund, Variable Series to its current name.

Effective May 1, 2006, VP Strategic Income Fund changed its name from Colonial Strategic Income Fund, Variable Series to Columbia Strategic Income Fund, Variable Series. Effective May 2, 2011, VP Strategic Income Fund changed its name from Columbia Strategic Income Fund, Variable Series to its current name.

The Board monitors events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts or VLI policies, or participants in Qualified Plans. The Trust currently does not foresee any disadvantages to the owners of VA contracts or VLI policies or participants in Qualified Plans arising from the fact that certain interests of owners may differ.

ABOUT THE FUNDS’ INVESTMENTS

The investment objectives, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal risks for each Fund are discussed in each Fund’s prospectus.

Certain Investment Activity Limits

The overall investment and other activities of the Investment Manager and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Investment Manager and its affiliates and/ or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2. Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3. With the exception of VP AQR Managed Futures Strategy Fund, VP Eaton Vance Global Macro Advantage Fund and VP GS Commodity Strategy Fund, each of which may invest up to 25% of its total assets in one or more wholly-owned subsidiaries that may invest in commodities, thereby indirectly gaining exposure to commodities, purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7. With the exception of VP AQR Managed Futures Strategy Fund, VP Eaton Vance Global Macro Advantage Fund and VP GS Commodity Strategy Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

For purposes of fundamental investment policy (3) above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities for purposes of this restriction.

Non-Fundamental Investment Policies

Each Fund may not, as a matter of non-fundamental policy, purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Each Fund may not invest more than 15% of the Fund’s net assets (taken at market value at the time of each purchase) in illiquid securities.

VP Asset Allocation Fund and VP Small Company Growth Fund

VP Asset Allocation Fund and VP Small Company Growth Fund are also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval. Each of these Funds may:

(a) not invest in companies for the purpose of exercising control or management;

(b) not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

(c) not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures;

(d) not issue senior securities, except to the extent permitted by the 1940 Act (including permitted borrowings);

(e) not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

(f) not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

(g) not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account;

(h) buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

(i) not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures); or

(j) not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.

Additional Voluntary Restrictions Pertaining to VP Small Company Growth Fund

VP Small Company Growth Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund’s net asset value; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund’s assets will not constitute a violation of the limit.

VP Small Cap Value Fund

Other Non-Fundamental Investment Policies. As non-fundamental investment policies of VP Small Cap Value Fund, which may be changed without a shareholder vote, VP Small Cap Value Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

VP Strategic Income Fund

Other Non-Fundamental Investment Policies. As non-fundamental investment policies of VP Strategic Income Fund, which may be changed without a shareholder vote, VP Strategic Income Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; or

3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

In addition to the restrictions set forth above, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.

If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund’s portfolio securities will not constitute a violation of the limitation.

Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitations on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if the Investment Manager has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

VP AQR Managed Futures Strategy Fund, VP Eaton Vance Global Macro Advantage Fund and VP GS Commodity Strategy Fund

Each of VP AQR Managed Futures Strategy Fund, VP Eaton Vance Global Macro Advantage Fund and VP GS Commodity Strategy Fund may invest more than 25% of its net assets in commodities-related industries. Currently, these Funds consider commodities-related industries to include, among other industries, oil, natural gas, agricultural products and metals industries.

Permissible Investments and Related Risks

Each Fund’s prospectus identifies and summarizes the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies certain types of securities in which each Fund is permitted to invest, including certain types of securities that are described in each Fund’s prospectus. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectus (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in the Fund’s prospectus (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions

For Funds other than money market funds: Each Fund may temporarily invest in money market instruments or shares of affiliated or unaffiliated money market funds or hold cash or cash equivalents. Unless prohibited by its investment policies, a Fund may also temporarily invest in derivatives, such as futures (i.e., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposure to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. It may do so without limit and for as long a period as deemed necessary, when the Investment Manager or the Fund’s subadviser, if applicable: (i) believes that market conditions are not favorable for profitable investing or to avoid losses, including under adverse market, economic, political, social or other conditions; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

For Funds that are money market funds: Each Fund may temporarily hold all or a substantial portion of its assets in cash or cash equivalents. It may do so without limit and for as long a period as deemed necessary, when the Investment Manager: (i) believes that the market conditions are not favorable for profitable investing or to avoid losses, including under adverse market, economic, political or other conditions; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	VP AQR Managed Futures Strategy Fund	VP Asset Allocation Fund	VP Contrarian Core Fund	VP Core Bond Fund	VP Eaton Vance Global Macro Advantage Fund	VP GS Commodity Strategy Fund	VP MV Conservative Fund
Asset-Backed Securities	✓	✓		✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓		✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓
Convertible Securities		✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓		✓	✓	✓	✓
Custody Receipts and Trust Certificates		✓		✓		✓	✓
Debt Obligations	✓	✓	✓	✓	✓	✓	✓

Investment Type	VP AQR Managed Futures Strategy Fund		VP Asset Allocation Fund		VP Contrarian Core Fund		VP Core Bond Fund		VP Eaton Vance Global Macro Advantage Fund		VP GS Commodity Strategy Fund		VP MV Conservative Fund
Derivatives		✓		✓		✓		✓		✓		✓		✓
Index or Linked Securities (Structured Products)		✓		✓		✓		✓		✓		✓		✓
Futures Contracts and Options on Futures Contracts		✓		✓		✓		✓		✓		✓		✓
Stock Options and Stock Index Options				✓		✓		✓		✓		✓		✓
Swap Agreements		✓		✓		✓		✓		✓		✓		✓
Dollar Rolls				✓				✓		✓		✓		✓
Foreign Currency		✓		✓		✓		✓		✓		✓		✓
Foreign Securities		✓		✓		✓		✓		✓		✓		✓
Guaranteed Investment Contracts (Funding Agreements)		✓		✓				✓		✓		✓		✓
Illiquid Securities		✓		✓		✓		✓		✓		✓		✓
Initial Public Offerings				✓		✓		✓				✓		✓
Investments in Other Investment Companies		✓		✓		✓		✓		✓		✓		✓
Low and Below Investment Grade Securities				✓				✓		✓		✓		✓
Money Market Instruments		✓		✓		✓		✓		✓		✓		✓
Mortgage-Backed Securities		✓		✓				✓		✓		✓		✓
Municipal Securities								✓		✓		✓		✓
Participation Interests				✓				✓		✓		✓		✓
Preferred Stock				✓		✓		✓		✓		✓		✓
Private Placement and Other Restricted		✓		✓		✓		✓		✓		✓		✓
Real Estate Investment Trusts and Master Limited Partnerships				✓		✓		✓		✓		✓		✓
Repurchase Agreements		✓		✓		✓		✓		✓		✓		✓
Reverse Repurchase Agreements		✓		✓		✓		✓		✓		✓		✓
Standby Commitments		✓						✓		✓		✓		✓
Stripped Securities	✓						✓		✓		✓		✓
U.S. Government and Related Obligations	✓		✓		✓		✓		✓		✓		✓
Variable- and Floating-Rate Obligations	✓		✓		✓		✓		✓		✓		✓
Warrants and Rights			✓		✓		✓		✓		✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓		✓		✓		✓		✓		✓		✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓		✓		✓		✓		✓		✓		✓

Investment Type	VP MV Conservative Growth Fund	VP MV Growth Fund	VP Pyrford International Equity Fund	VP Select Large Cap Growth Fund	VP Small Cap Value Fund	VP Small Company Growth Fund	VP Strategic Income Fund
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓	✓	✓

Investment Type	VP MV Conservative Growth Fund	VP MV Growth Fund	VP Pyrford International Equity Fund	VP Select Large Cap Growth Fund	VP Small Cap Value Fund	VP Small Company Growth Fund	VP Strategic Income Fund
Common Stock	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates	✓	✓	✓	✓	✓	✓	✓
Debt Obligations	✓	✓	✓	✓	✓	✓	✓
Derivatives	✓	✓	✓	✓	✓	✓	✓
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓			✓
Foreign Currency	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓			✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Municipal Securities	✓	✓	✓	✓			✓
Participation Interests	✓	✓	✓	✓			✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Standby Commitments	✓	✓	✓	✓			✓
Stripped Securities	✓	✓	✓	✓			✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓			✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline or fail to rise over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, and notes). Debt obligations may be issued by corporations, governments, government agencies, REITs (see — Real Estate Investment Trusts and Master Limited Partnerships below for more information about REITs and their associated risks) and other types of entities. Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal by a specified maturity date. Certain debt obligations (usually intermediate and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers’ perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the market value of the bond usually rises, and when prevailing interest rates rise, the market value of the bond usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield and the lower the sensitivity to changes in interest rates.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR), market indices (such as the S&P 500® Index), or customized baskets of securities or instruments. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities or securities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Manager or a subadviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Manager or a subadviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

CFTC Regulation

Each of VP AQR Managed Futures Strategy Fund, VP Eaton Vance Global Macro Advantage Fund and VP GS Commodity Strategy Fund no longer qualifies for an exclusion from the definition of a commodity pool pursuant to Rule 4.5 under the Commodity Exchange Act (CEA). Accordingly, the Investment Manager is registered as a “commodity pool operator” under the CEA with respect to these Funds, effective January 1, 2013. Until the CFTC’s and SEC’s overlapping regulations on matters such as disclosure, reporting and recordkeeping are harmonized, the nature and extent of the impact of the new CFTC requirements on these Funds is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return. Each Fund and the Investment Manager continue to analyze the effect that these rules may have on the Funds.

Each of the other Funds listed on the cover of this SAI qualifies for an exclusion from the definition of a commodity pool under the CEA and has filed a notice of exclusion under CFTC Rule 4.5. Accordingly, the Investment Manager is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds. To remain eligible for the exclusion, each of these Funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investments in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each such Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under CFTC Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the CEA by the CFTC.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Investment Manager’s or a subadviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). Funds may use index futures contracts for hedging or non-hedging purposes.

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Investment Manager or a subadviser may attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Commodity-Linked Futures Contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within five main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver. A Fund may purchase commodity futures contracts, swaps on commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominant hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for a Fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominant hedgers in the market, a Fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a Fund’s commodity-linked investments to greater volatility than investments in traditional securities.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Investment Manager’s or a subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Investment Manager or a subadviser may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Investment Manager or a subadviser may attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Investment Manager or a subadviser will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Investment Manager or a subadviser, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Investment Manager or a subadviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Investment Manager or a subadviser deems it desirable to do so. Although a Fund will take an option position only if the Investment Manager or a subadviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Investment Manager or a subadviser, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, inflation index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Manager’s or a subadviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Investment Manager or a subadviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Commodity-Linked Swaps. Commodity-linked swaps are two-party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A Fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate payments, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Certain Funds, including VP AQR Managed Futures Strategy Fund and VP Eaton Vance Global Macro Advantage Fund, may engage in foreign currency transactions for investment purposes and not solely for hedging purposes.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Investment Manager or a subadviser, as applicable, determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue, the location of its assets, its exposure to the economic fortunes and risks of countries or geographic regions outside the United States, or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Investment Manager believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. Foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities. There is generally less publicly available information about foreign companies. Investments in foreign companies may be adversely affected by the impact of political, social or diplomatic events or possible seizure, expropriation or nationalization of a company or its assets resulting in a partial or total loss of an investment in such foreign companies. Accounting, auditing and financial reporting standards may also be less comprehensive and stringent than those applicable to domestic companies.

Operational and Settlement Risks of Foreign Securities. A Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Funds may abstain from voting proxies in markets that require share blocking.

Emerging Market Securities. Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Russia and those in Eastern Europe, the Pacific Basin, the Middle East, Asia, Latin America and Africa, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments.

Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades. Ownership of Russian securities poses particular risks because ownership records are typically maintained in a decentralized fashion by registrars who may not be subject to effective governmental supervision leading to the possibility that the Fund may lose its ownership rights. In such a case, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities.

Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in certain countries, including without limitation Russia.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact — either positive or negative — on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC. These securities include shares of other open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds and business development companies.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by the fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder will be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Investment Manager or, as applicable, a subadviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Investment Manager’s or a subadviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Investment Manager or, as applicable, a subadviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

Because municipal securities are often issued to support health care, education, utilities, and transportation, a Fund’s investment in municipal securities may subject the Fund to risks of those sectors, including the risks described below. Companies in the health care sector are subject to extensive government regulation. Their profitability can be affected significantly and adversely by, among other factors, restrictions on government reimbursement for medical expenses, government approval of medical products and services, and competitive pricing pressures. Companies in the health care sector also potentially are subject to extensive product liability and other similar litigation. Bonds related to education may be subject to the risk of unanticipated revenue decline caused by lower enrollment, higher operating costs or decreasing governmental funding. Student loan revenue bonds are subject to the risk of default and repayment deferral, periods of forbearance, changes in federal legislation, and loss of federal or state subsidies. Bonds relating to utilities are subject to the risks facing utilities companies, such as domestic and international competition and rate changes initiated by governments and their agencies. Bonds relating to transportation are highly dependent on economic conditions and fuel costs and may be adversely affected by government regulation and local and world events.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings. Each state’s municipal securities may include, in addition to securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities, securities issued by the governments of Guam, Puerto Rico or the U.S. Virgin Islands. These securities may be subject to different risks than municipal securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the IRS determines that an issues does not comply with the relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

Equity investments in REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Equity investments in master limited partnerships generally are subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of a Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which a Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing a Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, a Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Permissible Fund Investments — Foreign Securities.) In addition, there may be no legal recourse against a sovereign debtor in the event of default.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker-dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker-dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government can or would provide financial support to any of these entities, including whether or not the U.S. Government is obligated to do so by law.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because a Fund may invest in U.S. Government obligations, the value of a Fund’s shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. Government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term. See Appendix A for a description of securities ratings.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating-rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Investment Manager or a subadviser may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Wholly-Owned Subsidiaries

Each of VP AQR Managed Futures Strategy Fund, VP Eaton Vance Global Macro Advantage Fund and VP GS Commodity Strategy Fund (each, for purposes of this section, a Fund) may invest in securities and instruments, including derivatives, indirectly through an offshore wholly-owned subsidiary (each a Subsidiary) organized under the laws of the Cayman Islands, which will gain exposure to the commodities markets. A Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options), swaps and other investments are expected to produce leveraged exposure to the performance of the commodities markets. A

Subsidiary also invests in investment-grade fixed income and other securities that may serve as collateral for its commodity-linked positions and may hold cash or cash equivalents, and may invest directly in commodities.

Each Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act. A Fund, as the sole shareholder of the applicable Subsidiary, does not have all of the protections offered by the 1940 Act to shareholders of investment companies registered under the 1940 Act. However, each Subsidiary is wholly-owned and controlled by the applicable Fund and the Fund’s Board of Trustees oversees the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Investment Manager and the Fund’s subadvisers are responsible for the applicable Subsidiary’s day-to-day business pursuant to their separate agreements with, or in respect of, the Subsidiary.

The Subsidiary has entered into separate contracts for the provision of advisory, administrative and custody services with the same service providers who provide those services to the Fund. Each Subsidiary will bear the fees and expenses incurred in connection with the services that it receives pursuant to those contracts.

The financial information of each Subsidiary will be consolidated into the applicable Fund’s financial statements, as contained within the Fund’s annual and semi-annual reports provided to shareholders.

As described below under TAXATION — Qualification as a Regulated Investment Company, in order to qualify for the special tax treatment accorded to RICs under the Code, VP AQR Managed Futures Strategy Fund and VP GS Commodity Strategy Fund must satisfy a 90% gross income requirement and an asset diversification requirement. These requirements are not applicable to its Subsidiary. Income recognized by the Fund in respect of its Subsidiary is expected to be qualifying income for purposes of the 90% gross income requirement because the Subsidiary is expected to be a controlled foreign corporation. For purposes of the asset diversification requirement, each Subsidiary will be treated as an issuer and the Fund will limit its investment in its Subsidiary to 25% or less of its total assets as of the end of every quarter of its taxable year in order to satisfy the asset diversification requirement, which applies to the Fund’s interest in its Subsidiary but not to the Subsidiary’s investments.

Changes in U.S. laws and/or the laws of the Cayman Islands could prevent a Fund and/or a Subsidiary from operating as described in the Fund’s prospectus and this SAI, and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiaries, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiaries to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.

By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by a Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Funds.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S.

Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Investment Manager or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager or a subadviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities, contracts or instruments that it does not own in hopes of purchasing the same security, contract or instrument at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security, commodity futures contract or other instrument. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Investment Manager or a subadviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Investment Manager or a subadviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending of Portfolio Securities

To generate additional income, a Fund may lend up to 33 1/3%, or such lower percentage specified by the Fund or Investment Manager, of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. JPMorgan serves as lending agent (the Lending Agent) to the Funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral. Collateral may consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. Government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund. If the market value of the loaned securities goes up, the Lending Agent will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any loss incurred by the Funds in connection with the securities lending program.

The Funds currently do not participate in the securities lending program, but the Board may determine to renew participation in the future.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectus for that Fund.

In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on the volatility of economic and market conditions.

Disclosure of Portfolio Information

The Board and the Investment Manager believe that the investment ideas of the Investment Manager with respect to portfolio management of a Fund should benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or by using Fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a Fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public. It is the policy of the Funds not to provide or permit others to provide portfolio holdings on a selective basis, and the Investment Manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the Funds’ operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders.

Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Investment Manager and a Fund’s other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. The same policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Funds covered by this SAI. The Investment Manager also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Although the Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Funds’ compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The information is available on the Funds’ website as described below.

•

For equity, convertible and balanced Funds (other than the equity Funds identified below), a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For Funds that are subadvised by Brandes Investment Partners, L.P. and Marsico Capital Management, LLC, Columbia Small Cap Growth Fund I and VP — Small Company Growth Fund, a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income Funds, a complete list of Fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market Funds, a complete list of Fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the Fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market Fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market Funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of VP AQR Managed Futures Strategy Fund, VP Pyrford International Equity Fund, VP Eaton Vance Global Macro Advantage Fund, VP GS Commodity Strategy Fund, each VP Managed Volatility Fund and Funds owned solely by affiliates of the Investment Manager are not disclosed on the website. A complete schedule of each Fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the Investment Manager makes publicly available information regarding certain Funds’ largest five to fifteen holdings, as a percentage of the market value of the Funds’ portfolios as of a month-end. This holdings information is made publicly available approximately 15 calendar days following the month-end. The scope of the information that is made available on the Funds’ website pursuant to the Funds’ policies may change from time to time without prior notice.

The Investment Manager may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The Columbia Funds, the Investment Manager and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than when the information is disclosed publicly on the funds’ website or no earlier than the time a fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the Funds have a legitimate business purpose for making such disclosure, (ii) the Funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Investment Manager; (ii) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Investment Manager, the Distributor or any affiliated person of a Fund, the Investment Manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Funds with their day-to-day business affairs. These service providers include each Fund’s subadviser(s) (if any) and vendors or other entities each subadviser may also hire to perform services for the Funds, affiliates of the Investment Manager, the Funds’ custodian, subcustodians, the Funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds also may disclose portfolio holdings information to broker-dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. Certain Columbia Funds (Investing Funds) managed by the Investment Manager invest in other Columbia Funds (Underlying Funds). The portfolio managers of these Investing Funds may have access to non-public portfolio holdings information of the Underlying Funds.

The Fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (PHC). The PHC is comprised of members from the Investment Manager’s legal department, compliance department, and the Funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a Fund and its shareholders, to consider any potential conflicts of interest between the Fund, the Investment Manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements

The Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a Fund’s custodian, subcustodians (if any), administrator, investment managers and subadvisors, the following disclosure arrangements are in place:

Entities contracted by the Fund Family:

IDENTITY OF RECIPIENT	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Barclays Capital	Used for analytics including risk and attribution assessment.	Daily

Bloomberg	Used for portfolio analytics and independent research.	Daily or Monthly

Capital Markets Services	Used for intraday post-trade information when equity exposures (either via futures or options trades) are modified beyond certain limits for Columbia Variable Portfolio Managed Volatility Funds.	As Needed

Cenveo, Inc.	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Citigroup	Used in resolving technical difficulties with an analytic software program.	Daily

Cogent Consulting LLC	Used to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

FactSet Research Systems, Inc.	Used for provision of quantitative analytics, charting and fundamental data.	Daily

IDENTITY OF RECIPIENT	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Institutional Shareholder Services Inc. ("ISS")	Used for proxy voting administration and research on proxy matters.	Daily

Investment Technology Group	Used to evaluate and assess trading activity, execution and practices.	Quarterly

Kynex	Used to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily

Linedata Services, Inc.	Used to assist in resolving technical difficulties with LongView trade order management system software.	As Needed

Lipper / Thomson Reuters Corp.	Used to assure accuracy of Lipper Fact Sheets.	Monthly

Malaspina Communications	Used to facilitate writing management's discussion of fund performance for shareholder reports and periodic marketing communications.	Quarterly

Merrill Corporation	Used to provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

MoneyMate	Used to report returns and analytics to client facing materials.	Monthly

Morningstar	Used for independent research and ranking of funds, and to fulfill role as investment consultant for fund of funds product.	Monthly or As Needed

R.R. Donnelley & Sons Company	Used to provide Edgar filing and typesetting services, and printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Reflections	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Entities contracted by fund subadvisers:

IDENTITY OF RECIPIENT	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

Infinit-O	Used by certain subadvisers for reconciling cash and positions.	Daily

State Street Bank and Trust Company	Used by certain subadvisers for shadow accounting.	Daily

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Manager and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Investment Manager) is the investment adviser and administrator of the Funds. The Investment Manager is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Investment Manager is located at 225 Franklin Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser and Previous Administrator), a wholly-owned subsidiary of Bank of America, was the Funds’ investment adviser and administrator.

Services Provided

Under the Investment Management Services Agreement, the Investment Manager has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Investment Manager based on the average of the daily closing value of the total net assets of a Fund for such month. Under the Investment Management Services Agreement, any liability of the Investment Manager to the Trust, a Fund and/or its shareholders is limited to situations involving the Investment Manager’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Investment Manager’s or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from May 1, 2010 and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Investment Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Manager pays all compensation of the Trustees and officers of the Trust who are employees of the Investment Manager or its affiliates, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Investment Manager and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager does not have a duty to pay any Fund operating expense incurred in the organization and operation of a Fund, including, but not limited to auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.

The Investment Manager, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Management Services Agreement.

Advisory Fee Rates Paid by the Funds

Each Fund pays the Investment Manager an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund — Annual Fund Operating Expenses in each Fund’s prospectus. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The VP Managed Volatility Funds do not pay the investment manager a direct fee for investment management services on the portion of assets held in underlying funds that pay an investment advisory fee to the investment manager. The Investment Manager also may pay amounts from its own assets to the Distributor and/or to Selling Agents for services they provide.

The Investment Manager receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

Fund	Assets invested in securities
(other than third-party advised mutual
funds and funds that pay an investment
advisory fee to  Columbia Management),
including other Columbia Funds that do
not pay an investment advisory fee,
exchange-traded funds, derivatives and
	individual securities	Assets invested in non- exchange traded third party advised mutual funds
VP Asset Allocation Fund	0.55%	0.10%

Fund	First $500 million	Next $500 million	Over $1 billion
VP Small Cap Value Fund	0.79%	0.745%	0.70%
VP Small Company Growth Fund	0.79%	0.745%	0.70%

Fund	First $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $3 billion	Over $6 billion
VP Contrarian Core Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
VP Select Large Cap Growth Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
VP Pyrford International Equity Fund	0.790%	0.745%	0.700%	0.650%	0.640%	0.620%

Fund	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Next $3 billion	Next $1.5 billion	Next $1.5 billion	Next $1 billion	Next $5 billion	Next $5 billion	Next $4 billion	Next $26 billion	Over $50 billion
VP Strategic Income Fund	0.53%	0.525%	0.515%	0.495%	0.48%	0.455%	0.44%	0.431%	0.419%	0.409%	0.393%	0.374%	0.353%

Fund	First $500 million	Next $500 million	Next $2 billion	Next $3 billion	Over $6 billion
VP AQR Managed Futures Strategy Fund	1.02%	0.975%	0.950%	0.930%	0.900%
VP Eaton Vance Global Macro Advantage Fund	1.02%	0.975%	0.950%	0.930%	0.900%
VP GS Commodity Strategy Fund	0.55%	0.505%	0.480%	0.460%	0.440%

Fund	First $1 billion	Next $1 billion	Next $4 billion	Next $1.5 billion	Next $1.5 billion	Next $3 billion	Next $8 billion	Next $4 billion	Next $26 billion	Over $50 billion
VP Core Bond Fund	0.430%	0.420%	0.400%	0.380%	0.365%	0.360%	0.350%	0.340%	0.320%	0.300%

Category 1: Assets invested in underlying mutual funds, exchange- traded funds and closed-end funds that pay an investment management fee to the Investment Manager	Category 2: Assets invested in securities, instruments,
and other assets not described under Category 1,
including without limitation affiliated mutual funds,
exchange-traded funds and closed-end funds that do
not pay an investment management services fee to the
Investment Manager, third party funds, derivatives
		and individual securities
Fund	All assets	First $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $3 billion	Over $6 billion
VP MV Conservative Fund	0.00%	0.660%	0.615%	0.570%	0.520%	0.510%	0.490%
VP MV Conservative Growth Fund	0.00%	0.660%	0.615%	0.570%	0.520%	0.510%	0.490%
VP MV Growth Fund	0.00%	0.660%	0.615%	0.570%	0.520%	0.510%	0.490%

Advisory Fees Paid by the Funds

The Investment Manager and the Previous Adviser received fees from the Funds for their services as reflected in the following table, which shows the advisory fees paid to and, as applicable, waived/reimbursed by the Investment Manager and the Previous Adviser for the three most recently completed fiscal years, except as otherwise indicated.

	Fiscal Year Ended December 31, 2012		Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Fund				Investment Manager	Previous Adviser
VP AQR Managed Futures Strategy Fund
Advisory Fee Paid	$2,243,449	(1)	—	—	—
Amount Reimbursed	$249,316		—	—	—
Amount Waived	—		—	—	—
VP Asset Allocation Fund
Advisory Fee Paid	$28,572		$204,354	$356,017	$185,431
Amount Reimbursed	$84,550		$311,902	—	—
Amount Waived	—		—	—	—
VP Contrarian Core Fund
Advisory Fee Paid	$2,187,418	(1)	—	—	—
Amount Reimbursed	$424,036		—	—	—
Amount Waived	—		—	—	—
VP Core Bond Fund*
Advisory Fee Paid	—		—	—	—
VP MV Conservative Fund*
Advisory Fee Paid	—		—	—	—
VP MV Conservative Growth Fund*
Advisory Fee Paid	—		—	—	—
VP MV Growth Fund*
Advisory Fee Paid	—		—	—	—
VP Eaton Vance Global Macro Advantage Fund
Advisory Fee Paid	$2,110,334	(1)	—	—	—
Amount Reimbursed	—		—	—	—
Amount Waived	—		—	—	—
VP GS Commodity Strategy Fund
Advisory Fee Paid	$249,496	(2)	—	—	—
Amount Reimbursed	—		—	—	—
Amount Waived	—		—	—	—
VP Pyrford International Equity Fund*
Advisory Fee Paid	—		—	—	—
VP Select Large Cap Growth Fund
Advisory Fee Paid	$108,146		$40,693	$24,153	$11,295
Amount Reimbursed	$78,049		$95,899	$83,936	$43,064
Amount Waived	—		—	—	—
VP Small Cap Value Fund
Advisory Fee Paid	$2,411,918		$2,421,699	$1,587,233	$1,271,766
Amount Reimbursed	$361,093		$229,695	—	—
Amount Waived	—		—	—	—

	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Fund			Investment Manager	Previous Adviser
VP Small Company Growth Fund
Advisory Fee Paid	$296,736	$325,705	$157,799	$78,577
Amount Reimbursed	$51,619	$109,564	$16,240	$37,784
Amount Waived		—	—	—
VP Strategic Income Fund
Advisory Fee Paid	$5,669,097	$3,889,690	$268,303	$138,400
Amount Reimbursed	$314,452	$741,266	$163,646	$59,934
Amount Waived	—	—	—	—

*	The Fund commenced operations on April 11, 2013.
(1)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.
(2)	For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Investment Manager who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the portfolio manager(s) of the Investment Manager who are responsible for the Funds are:

Portfolio Manager(s) of the Investment Manager

Portfolio Manager	Fund
Anwiti Bahuguna, PhD	VP Asset Allocation Fund
John S. Barrett, CFA	VP Small Cap Value Fund
Kent Bergene	VP MV Conservative Fund
VP MV Conservative Growth Fund
VP MV Growth Fund
Richard A. Carter	VP Select Large Cap Growth Fund
Wayne M. Collette, CFA	VP Small Company Growth Fund
Thomas M. Galvin, CFA	VP Select Large Cap Growth Fund
Todd D. Herget	VP Select Large Cap Growth Fund
Jeremy H. Javidi, CFA	VP Small Cap Value Fund
Jeffrey L. Knight, CFA	VP Asset Allocation Fund
VP MV Conservative Fund
VP MV Conservative Growth Fund
VP MV Growth Fund
Brian Lavin, CFA	VP Strategic Income Fund
Lawrence W. Lin, CFA	VP Small Company Growth Fund
Colin J. Lundgren, CFA	VP Strategic Income Fund
Melda Mergen, CFA, CAIA	VP Asset Allocation Fund
VP MV Conservative Fund
VP MV Conservative Growth Fund
VP MV Growth Fund
George J. Myers, CFA	VP Small Company Growth Fund
Brian D. Neigut	VP Small Company Growth Fund
Zach Pandl	VP Strategic Income Fund

Portfolio Manager	Fund
Carl W. Pappo, CFA	VP Core Bond Fund
Kent Peterson, Ph.D	VP MV Conservative Fund
VP MV Conservative Growth Fund
VP MV Growth Fund
Guy W. Pope, CFA	VP Contrarian Core Fund
Marie M. Schofield, CFA	VP Asset Allocation Fund
Gene R. Tannuzzo, CFA	VP Strategic Income Fund
Beth Vanney, CFA	VP Asset Allocation Fund
Todd White	VP MV Conservative Fund
VP MV Conservative Growth Fund
VP MV Growth Fund
Michael Zazzarino	VP Core Bond Fund

Portfolio Manager(s) Information

The following table provides information about each Fund’s portfolio manager(s) as of the end of the Fund’s most recent fiscal year, or the most recent practicable date as indicated, including the number and amount of assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) managed.

	Portfolio Manager	Other Accounts Managed (excluding the Fund)			Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub- section)
Fund		Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts
VP Asset Allocation Fund	Anwiti Bahuguna, PhD	11 RICs 39 PIVs 17 other accounts	$6.36 billion $1.50 billion $107.38 million	None	None	(1)

	Jeffrey Knight	0 RICs 3 other accounts	$0 $1.38 million	None	None	(1)

	Melda Mergen, CFA, CAIA	9 RICs 3 other accounts	$6.28 billion $77,980	None	None	(1)

	Marie M. Schofield, CFA	10 RICs 4 other accounts	$6.93 billion $100,000	None	None	(1)

	Beth Vanney, CFA	8 RICs 4 other accounts	$4.15 billion $290,000	None	None	(1)

VP Contrarian Core Fund	Guy W. Pope, CFA	7 RICs 3 PIVs 44 other accounts	$6.1 billion $38.5 million $372.89 million	None	None	(1)

VP Core Bond Fund	Carl W. Pappo, CFA	6 RICs 7 PIVs 18 other accounts	$17.79 billion $2.29 billion $1.55 billion	None	None	(1)

	Michael Zazzarino	5 RICs 2 PIVs 10 other accounts	$12.82 billion $311 million $86.2 million	None	None	(1)

VP MV Conservative Fund	Todd White	4 RICs 10 other accounts	$689 million $6.91 million	None	None	(1)

	Portfolio Manager	Other Accounts Managed (excluding the Fund)			Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub- section)
Fund		Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts
	Kent Peterson, Ph.D	7 RICs 7 other accounts	$4.47 billion $393,662	None	None	(1)

	Kent Bergene	7 RICs 7 other accounts	$49.58 billion $1.87 billion	None	None	(2)

	Melda Mergen, CFA, CAIA	10 RICs 3 other accounts	$6.38 billion $77,980	None	None	(1)

	Jeffrey L. Knight, CFA	0 RICs 3 other accounts	$0 $1.38 million	None	None	(1)

VP MV Conservative Growth Fund	Todd White	4 RICs 10 other accounts	$689 million $6.91 million	None	None	(1)

	Kent Peterson, Ph.D	7 RICs 7 other accounts	$4.47 billion $393,662	None	None	(1)

	Kent Bergene	7 RICs 7 other accounts	$49.58 billion $1.87 billion	None	None	(2)

	Melda Mergen, CFA, CAIA	10 RICs 3 other accounts	$6.38 billion $77,980	None	None	(1)

	Jeffrey L. Knight, CFA	0 RICs 3 other accounts	$0 $1.38 million	None	None	(1)

VP MV Growth Fund	Todd White	4 RICs 10 other accounts	$689 million $6.91 million	None	None	(1)

	Kent Peterson, Ph.D	7 RICs 7 other accounts	$4.47 billion $393,662	None	None	(1)

	Kent Bergene	7 RICs 7 other accounts	$49.58 billion $1.87 billion	None	None	(2)

	Melda Mergen, CFA, CAIA	10 RICs 3 other accounts	$6.38 billion $77,980	None	None	(1)

	Jeffrey L. Knight, CFA	0 RICs 3 other accounts	$0 $1.38 million	None	None	(1)

VP Select Large Cap Growth Fund	Thomas M. Galvin, CFA	4 RICs 1 PIV 51 other accounts	$6.05 billion $68.71 million $2.22 billion	2 other accounts $332 million	None	(1)

	Richard A. Carter	3 RICs 1 PIVs 51 other accounts	$6.04 billion $68.71 million $2.21 billion	1 other account $89.35 million	None	(1)

	Portfolio Manager	Other Accounts Managed (excluding the Fund)			Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub- section)
Fund		Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts
	Todd D. Herget	3 RICs 1 PIV 51 other accounts	$6.04 billion $68.71 million $2.21 billion	2 other accounts $332 million	None	(1)

VP Small Cap Value Fund	Jeremy H. Javidi, CFA	1 RIC 1 PIV 19 other accounts	$1.53 billion $81.72 million $214.3 million	None	None	(1)

	John S. Barrett, CFA	1 RIC 1 PIV 15 other accounts	$1.53 billion $81.72 million $213.9 million	None	None	(1)

VP Small Company Growth Fund	Wayne M. Collette, CFA	9 RICs 3 PIVs 16 other accounts	$4.58 billion $196.1 million $372.2 million	1 other account $65 million	None	(1)

	George J. Myers, CFA	8 RICs 3 PIVs 21 other accounts	$4.45 billion $196.1 million $315 million	1 other account $65 million	None	(1)

	Lawrence W. Lin, CFA	8 RICs 3 PIVs 19 other accounts	$4.45 billion $196.1 million $315.5 million	1 other account $65 million	None	(1)

	Brian D. Neigut	8 RICs 3 PIVs 18 other accounts	$4.45 billion $196.1 million $314.89 million	1 other account $65 million	None	(1)

VP Strategic Income Fund	Colin J. Lundgren, CFA	7 RICs 3 other accounts	$51.2 billion $978 million	None	None	(1)

	Brian Lavin, CFA	15 RICs 3 other accounts	$22.7 billion $1.8 million	None	None	(1)

	Zach Pandl	0 RICs 4 other accounts	$0 $33,000	None	None	(1)

	Gene R. Tannuzzo, CFA	8 RICs 12 other accounts	$51.5 billion $1.1 billion	None	None	(1)

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

Structure of Compensation

(1)

As of the Funds’ most recent fiscal year end, each portfolio manager received all of his/her compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (i) an evaluation of the portfolio manager’s investment performance and (ii) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Investment Manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Investment Manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Investment Manager’s profitability for the year, which is largely determined by assets under management.

(2)	The compensation of the portfolio manager consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which may be based, in part, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia Funds.

Performance Benchmarks

VP Asset Allocation Fund

Portfolio Managers	Performance Benchmarks	Peer Group
Anwiti Bahuguna, PhD	Standard & Poor’s 500® Index Barclays U.S. Aggregate Bond Index Blended Benchmark†	Lipper Variable Underlying Funds Mixed-Asset Target Allocation Moderate Funds Classification

Jeffrey L. Knight, CFA	Standard & Poor’s 500® Index Barclays U.S. Aggregate Bond Index Blended Benchmark†	Lipper Variable Underlying Funds Mixed-Asset Target Allocation Moderate Funds Classification

Melda Mergen, CFA, CAIA	Standard & Poor’s 500® Index Barclays U.S. Aggregate Bond Index Blended Benchmark†	Lipper Variable Underlying Funds Mixed-Asset Target Allocation Moderate Funds Classification

Marie M. Schofield, CFA	Standard & Poor’s 500® Index Barclays U.S. Aggregate Bond Index Blended Benchmark†	Lipper Variable Underlying Funds Mixed-Asset Target Allocation Moderate Funds Classification

Beth Vanney, CFA	Standard & Poor’s 500® Index Barclays U.S. Aggregate Bond Index Blended Benchmark†	Lipper Variable Underlying Funds Mixed-Asset Target Allocation Moderate Funds Classification

†	A custom composite, established by the Investment Manager, consisting of a 60% weighting in the S&P 500® Index and a 40% weighting in the Barclays U.S. Aggregate Bond Index.

VP Contrarian Core Fund

Portfolio Manager	Performance Benchmark	Peer Group
Guy W. Pope, CFA	Russell 1000 Index	Lipper Variable Underlying Funds Large-Cap Core Funds Classification

VP Core Bond Fund

Portfolio Managers	Performance Benchmark	Peer Group
Carl W. Pappo, CFA	Barclays U.S. Aggregate Bond Index	Lipper Variable Underlying Funds Intermediate Investment Grade Debt Funds Classification

Michael Zazzarino	Barclays U.S. Aggregate Bond Index	Lipper Variable Underlying Funds Intermediate Investment Grade Debt Funds Classification

VP MV Conservative Fund

Portfolio Managers	Performance Benchmarks	Peer Group
Todd White	Barclays U.S. Aggregate Bond Index Blended Benchmark*	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

Kent Peterson, Ph.D.	Barclays U.S. Aggregate Bond Index Blended Benchmark*	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

Kent Bergene	Barclays U.S. Aggregate Bond Index Blended Benchmark*	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

Melda Mergen, CFA, CAIA	Barclays U.S. Aggregate Bond Index Blended Benchmark*	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

Jeffrey L. Knight, CFA	Barclays U.S. Aggregate Bond Index Blended Benchmark*	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

*

A custom composite established by the Investment Manager, consisting of a 10% weighting of the Standard & Poor’s 500® Index, a 4% weighting of the Russell 2000 Index, a 6% weighting of the MSCI EAFE Index, and an 80% weighting of the Barclays U.S. Aggregate Bond Index.

VP MV Conservative Growth Fund

Portfolio Managers	Performance Benchmarks	Peer Group
Todd White	Barclays U.S. Aggregate Bond Index Blended Benchmark**	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

Kent Peterson, Ph.D.	Barclays U.S. Aggregate Bond Index Blended Benchmark**	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

Kent Bergene	Barclays U.S. Aggregate Bond Index Blended Benchmark**	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

Portfolio Managers	Performance Benchmarks	Peer Group
Melda Mergen, CFA, CAIA	Barclays U.S. Aggregate Bond Index Blended Benchmark**	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

Jeffrey L. Knight, CFA	Barclays U.S. Aggregate Bond Index Blended Benchmark**	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

**

A custom composite established by the Investment Manager, consisting of a 18% weighting of the Standard & Poor’s 500® Index, a 6% weighting of the Russell 2000 Index, an 11% weighting of the MSCI EAFE Index, and a 65% weighting of the Barclays U.S. Aggregate Bond Index.

VP MV Growth Fund

Portfolio Managers	Performance Benchmarks	Peer Group
Todd White	Standard & Poor’s 500® Index Blended Benchmark***	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

Kent Peterson, Ph.D.	Standard & Poor’s 500® Index Blended Benchmark***	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

Kent Bergene	Standard & Poor’s 500® Index Blended Benchmark***	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

Melda Mergen, CFA, CAIA	Standard & Poor’s 500® Index Blended Benchmark***	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

Jeffrey L. Knight, CFA	Standard & Poor’s 500® Index Blended Benchmark***	Lipper Variable Underlying Funds Flexible Portfolio Funds Classification

***

A custom composite established by the Investment Manager, consisting of a 34% weighting of the Standard & Poor’s 500® Index, a 12% weighting of the Russell 2000 Index, a 19% weighting of the MSCI EAFE Index, and a 35% weighting of the Barclays U.S. Aggregate Bond Index.

VP Select Large Cap Growth Fund

Portfolio Managers	Performance Benchmarks	Peer Group
Thomas M. Galvin, CFA	Russell 1000 Growth Index	Lipper Variable Underlying Funds Large-Cap Growth Funds Classification

Richard A. Carter	Russell 1000 Growth Index	Lipper Variable Underlying Funds Large-Cap Growth Funds Classification

Todd D. Herget	Russell 1000 Growth Index	Lipper Variable Underlying Funds Large-Cap Growth Funds Classification

VP Small Cap Value Fund

Portfolio Managers	Performance Benchmarks	Peer Group
John S. Barrett, CFA	Russell 2000 Value Index	Lipper Variable Underlying Funds Small-Cap Value Funds Classification

Jeremy H. Javidi, CFA	Russell 2000 Value Index	Lipper Variable Underlying Funds Small-Cap Value Funds Classification

VP Small Company Growth Fund

Portfolio Managers	Performance Benchmarks	Peer Group
Wayne M. Collette, CFA	Russell 2000 Growth Index	Lipper Variable Underlying Funds Small-Cap Growth Funds Classification

Lawrence W. Lin, CFA	Russell 2000 Growth Index	Lipper Variable Underlying Funds Small-Cap Growth Funds Classification

George J. Myers, CFA	Russell 2000 Growth Index	Lipper Variable Underlying Funds Small-Cap Growth Funds Classification

Brian D. Neigut	Russell 2000 Growth Index	Lipper Variable Underlying Funds Small-Cap Growth Funds Classification

VP Strategic Income Fund

Portfolio Managers	Performance Benchmarks	Peer Group
Brian Lavin, CFA	Barclays U.S. Government/Credit Bond Index Blended Benchmark*	Lipper Variable Underlying Funds General Bond Funds Classification

Colin J. Lundgren, CFA	Barclays U.S. Government/Credit Bond Index Blended Benchmark*	Lipper Variable Underlying Funds General Bond Funds Classification

Zach Pandl	Barclays U.S. Government/Credit Bond Index Blended Benchmark*	Lipper Variable Underlying Funds General Bond Funds Classification

Gene R. Tannuzzo, CFA	Barclays U.S. Government/Credit Bond Index Blended Benchmark*	Lipper Variable Underlying Funds General Bond Funds Classification

*	A custom composite established by the Investment Manager, consisting of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 35% weighting of the BofA Merrill Lynch US High Yield Cash Pay Constrained Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index - Unhedged and a 15% weighting of the JPMorgan Emerging Markets Bond Index — Global.

The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.

Manager of Managers Exemption

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Subadvisers and Investment Subadvisory Services

Investment Sub-Advisory Agreements

The assets of certain Funds are managed by subadvisers that have been selected by the Investment Manager, subject to the review and approval of the Board. The Investment Manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable Fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the Investment Manager does not expect to make frequent changes of subadvisers.

The Investment Manager allocates the assets of a Fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the Fund are limited to asset management and related recordkeeping services.

The Investment Manager has entered into an Investment Sub-Advisory Agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the Fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the Investment Manager or its affiliates.

Each Investment Sub-Advisory Agreement generally provides that in the absence of willful misconduct, bad faith, reckless disregard or gross negligence of the subadviser’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the subadviser shall not be subject to liability to the Trust or the Investment Manager for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to each applicable Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Manager on 60 days’ written notice.

The information below regarding each subadviser has been provided by the respective subadviser.

Subadvisory Agreement Fee Schedules

The tables below describe the subadvisory fee schedules and subadvisory fees paid.

Fee Schedules

Fund	Subadviser	Fee Schedule
VP AQR Managed Futures Strategy Fund	AQR	0.65% on the first $500 million reducing to 0.50% as assets increase

VP Eaton Vance Global Macro Advantage Fund	Eaton Vance	0.60% on all assets

VP GS Commodity Strategy Fund	GSAM	0.250% on the first $200 million, reducing to 0.200% as assets increase

VP Pyrford International Equity Fund	Pyrford	0.70% on the first $50 million, reducing to 0.20% as assets increase

Subadvisory Fees

Fund	Subadviser	Subadvisory Fees Paid in Fiscal Year Ended December 31, 2012
VP AQR Managed Futures Strategy Fund	AQR	$1,436,272(1)

VP Eaton Vance Global Macro Advantage Fund	Eaton Vance	$2,637,034(1)

VP GS Commodity Strategy Fund	GSAM	$113,756(2)

(1)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.
(2)	For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

AQR

AQR manages VP AQR Managed Futures Strategy Fund (for purposes of this section, the Fund). AQR is a Delaware limited liability company formed in 1998 and is located at Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (AQR Holdings), which has no activities other than holding the interest of AQR. AQR Holding is a subsidiary of AQR Capital Management Group, L.P. (AQR LP), which has no activities other than holding the interests of AQR Holdings. Clifford S. Asness, Ph.D. may be deemed to control AQR indirectly through his significant ownership in AQR LP. Affiliated Managers Group, Inc., a publicly traded holding company, holds a minority interest in AQR Holdings.

AQR Portfolio Managers. As described in the Management of the Fund — Primary Service Providers section of the Fund’s prospectus, the portfolio managers who are primarily responsible for making the day-to-day investment decisions for the Fund are:

Portfolio Manager	Fund
Clifford S. Asness, Ph.D.	VP AQR Managed Futures Strategy Fund
Brian K. Hurst	VP AQR Managed Futures Strategy Fund
John M. Liew, Ph.D.	VP AQR Managed Futures Strategy Fund
Yao Hua Ooi	VP AQR Managed Futures Strategy Fund

Other Accounts Managed. The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the AQR portfolio managers managed, as of the end of the Fund’s most recent fiscal year end:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
VP AQR Managed Futures Strategy Fund	Clifford S. Asness, Ph.D.	24 RICs 36 PIVs 54 other accounts	$8.33 billion $7.63 billion $17.85 billion	2 RICs $126.92 million 26 PIVs $4.78 billion 17 other accounts $6.9 billion	None

	Brian K. Hurst	10 RICs 31 PIVs 24 other accounts	$10.6 billion $17.15 billion $10.57 billion	0 RICs 18 PIVs $11.63 billion 7 other accounts $4.4 billion	None

	John M. Liew, Ph.D.	14 RICs 28 PIVs 23 other accounts	$7.3 billion $5.67 billion $10.21 billion	1 RIC $84.74 million 18 PIVs $3.85 billion 6 other accounts $4.03 billion	None

	Yao Hua Ooi	10 RICs 22 PIVs 2 other accounts	$10.59 billion $13.73 billion $335.14 million	0 RICs 9 PIVs $8.96 billion 1 other account $63.18 million	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

Portfolio Manager Compensation. The compensation for each of the portfolio managers who is a principal of AQR is in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of accounts managed by AQR. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

AQR Portfolio Manager Conflicts of Interest. Each of the portfolio managers is also responsible for managing other accounts in addition to the Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund), including other accounts of AQR Capital Management, LLC (AQR) or its affiliates, such as separately managed accounts for foundations, endowments, pension plans, and high net-worth families.

Other accounts may also include accounts managed by the portfolio managers in a personal or other capacity, and may include registered investment companies and unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”). Management of other accounts in addition to the Fund can present certain conflicts of interest.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with similar investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by AQR, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, AQR or a portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances when the Fund will not participate in a transaction that is allocated among other accounts or that may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) to seek to address potential conflicts that may arise in connection with the management of the Funds, separately managed accounts and other accounts.

Eaton Vance

Eaton Vance manages VP Eaton Vance Global Macro Advantage Fund (for purposes of this section, the Fund). Eaton Vance is a Massachusetts business trust and is located at Two International Place, Boston, MA 02110. Eaton Vance, Inc. serves as trustee of Eaton Vance, which is a wholly-owned subsidiary of Eaton Vance Corp. Eaton Vance Corp. through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The directors of Eaton Vance Corp. are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding voting common stock of Eaton Vance Corp. are deposited in a voting trust, the voting trustees of which are Mr. Faust, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates).

Eaton Vance Portfolio Managers. As described in the Management of the Fund — Primary Service Providers section of the Fund’s prospectus, the portfolio managers who are primarily responsible for making the day-to-day investment decisions for the Fund are:

Portfolio Manager	Fund
John R. Baur	VP Eaton Vance Global Macro Advantage Fund
Michael A. Cirami, CFA	VP Eaton Vance Global Macro Advantage Fund
Eric A. Stein, CFA	VP Eaton Vance Global Macro Advantage Fund

Other Accounts Managed. The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Eaton Vance portfolio managers managed, as of the end of the Fund’s most recent fiscal year:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
VP Eaton Vance Global Macro Advantage Fund	John R. Baur(1)	15 RICs 3 PIVs 0 other accounts	$20.6 billion $310.3 million $0	None	None

	Michael A. Cirami(1)	15 RICs 3 PIVs 0 other accounts	$20.6 billion $310.3 million $0	None	None

	Eric A. Stein(2)	14 RICs 3 PIVs 0 other accounts	$24.89 billion $824.7 million $0	1 PIV $24.7 million	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager(s).
(2)	This portfolio manager serves as portfolio manager of one or more registered investment companies and a pooled investment vehicle that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager(s).

Portfolio Manager Compensation. Compensation of Eaton Vance’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s nonvoting common stock and restricted shares of Eaton Vance Corp.’s non-voting common stock. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the firm’s employees. Compensation of the firm’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of Eaton Vance Corp.

Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus relevant benchmark(s) as well as an appropriate peer group. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the firm’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Eaton Vance Portfolio Manager Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises.

In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate Eaton Vance based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Investment performance is considered on an aggregate basis and thus our portfolio managers are not incentivized to favor one product or account to the detriment of another.

GSAM

GSAM manages VP GS Commodity Strategy Fund (for purposes of this section, the Fund). GSAM, which is located at 200 West Street, New York, New York 10282, is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. Founded in 1869, The Goldman Sachs Group, Inc. is a financial holding company and a leading global investment banking, securities and investment management firm.

GSAM Portfolio Managers. As described in the Management of the Fund — Primary Service Providers section of the Fund’s prospectus, the GSAM managers responsible for the Fund are:

Portfolio Manager	Fund
Sam Finkelstein	VP GS Commodity Strategy Fund
Steve Lucas	VP GS Commodity Strategy Fund
Michael Johnson	VP GS Commodity Strategy Fund
John Calvaruso, CFA	VP GS Commodity Strategy Fund

Other Accounts Managed. The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the GSAM portfolio managers managed, as of the end of the Fund’s most recent fiscal year end:

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
VP GS Commodity Strategy Fund	Sam Finkelstein	59 RICs 265 PIVs 2,858 other accounts	$169.99 billion $142.08 billion $231.33 billion	11 PIVs $1.63 billion 72 other accounts $24.52 billion	$0

	Steve Lucas	59 RICs 265 PIVs 2,858 other accounts	$169.99 billion $142.08 billion $231.33 billion	11 PIVs $1.63 billion 72 other accounts $24.52 billion	$0

	Michael Johnson	5 RICs 27 PIVs 16 other accounts	$780 million $3.85 billion $1.21 billion	0	$0

	John Calvaruso, CFA	5 RICs 37 PIVs 26 other accounts	$780 million $4.88 billion $4.85 billion	10 PIVs $1.03 billion 1 other account $1.95 billion	$0

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

Portfolio Manager Compensation. Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his contribution to overall team performance; the performance of the GSAM and its affiliates; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation — In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

GSAM Portfolio Manager Conflicts of Interest. The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on the Portfolio performance, and GSAM would still receive significant compensation from the Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of the Portfolio’s a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds.

The funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Portfolio’s portfolio investment transactions, in accordance with applicable law.

Pyrford

Pyrford manages VP Pyrford International Equity Fund (for purposes of this section, the Fund). Pyrford, which is located at 79 Grosvenor Street, London W1K 3JU England, is a wholly-owned subsidiary of the Bank of Montreal (BMO) Capital Markets Holdings Ltd., a BMO Financial Group company. As part of BMO’s Private Client Group, Pyrford provides wealth management services to clients in North America, Middle East, U.K., Europe and Australia. Pyrford was organized in 1991.

Pyrford Portfolio Managers. As described in the Management of the Fund — Primary Service Providers section of the Fund’s prospectus, the portfolio managers who are primarily responsible for making the day-to-day investment decisions for the Fund are:

Portfolio Manager	Fund
Bruce Campbell	VP Pyrford International Equity Fund
Tony Cousins, CFA	VP Pyrford International Equity Fund
Paul Simons, CFA	VP Pyrford International Equity Fund
Daniel McDonagh, CFA	VP Pyrford International Equity Fund

Other Accounts Managed. The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Pyrford portfolio managers managed, as of the end of the Fund’s most recent fiscal year end:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
VP Pyrford International Equity Fund	Bruce Campbell	3 RICs 20 PIVs 39 other accounts	$228.5 million $2.92 billion $4.23 billion	None	None

	Tony Cousins	3 RICs 20 PIVs 39 other accounts	$228.5 million $2.92 billion $4.23 billion	None	None

	Paul Simons	3 RICs 20 PIVs 39 other accounts	$228.5 million $2.92 billion $4.23 billion	None	None

	Daniel McDonagh	3 RICs 20 PIVs 39 other accounts	$228.5 million $2.92 billion $4.23 billion	None	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

Pyrford Portfolio Manager Compensation. Compensation for investment professionals consists of basic remuneration, which is benchmarked to the external marketplace to ensure it remains competitive. In addition, a portion of the remuneration paid to investment personnel over and above base salary, is tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals may also receive bonuses of restricted share units or other units linked to the performance of BMO or Pyrford.

Bonuses paid to investment professionals include the following additional elements:

•

Restricted Share Units (RSU). These units are linked to the value of the share price of the parent group, BMO Financial Group, and mature three years after they are granted. The units accrue dividends announced by the company and distribution is made in cash based on the final share price.

•

Sustained Growth Award (SGA). These units are linked specifically to the performance of Pyrford, including the profitability and investment performance of the firm as a whole. The units mature three years after they are granted and the final value is determined by the business’ previous three year performance.

Pyrford Portfolio Manager Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts, and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage any potential conflicts of interest, Pyrford has adopted compliance policies and procedures to allocate investment opportunities and to attempt to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices, and oversight by investment management, and/or compliance departments. For example, a potential conflict of interest, such as where a portfolio manager could take undue risks to boost lagging performance, would be mitigated through the oversight of the Fund’s investment portfolio by the Investment Chairman and Chief Investment Officer of Pyrford. This oversight also attempts to prevent “style drift” and to maintain consistency between the Fund’s investment portfolio and the prevailing Pyrford investment philosophy.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Investment Manager) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of certain Funds; (iii) prepare and, if applicable, file all documents required for compliance by certain Funds with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of certain Funds’ other third party service providers; and (vi) maintain certain books and records of certain Funds.

Administration Fee Rate and Fees Paid

Each Fund pays the Investment Manager an annual administrative fee as set forth below. For the VP Managed Volatility Funds, the fee paid with respect to investments in underlying funds that pay an administrative services fee to the investment manager will be 0.020% on all asset levels. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

Fund	Assets invested in securities
(other than third-party advised
mutual funds and funds that pay
an investment advisory fee to the
Investment Manager), including
other Columbia Funds that do
not pay an investment advisory
fee, exchange-traded funds,
derivatives and individual
	securities	Assets invested in non-exchange traded third party advised mutual funds
VP Asset Allocation Fund	0.020%	0.020%

Fund	First $500 million	Next $500 million	Next $2 billion	Next $9 billion	Over $12 billion
VP AQR Managed Futures Strategy Fund	0.080%	0.075%	0.070%	0.060%	0.050%
VP Contrarian Core Fund	0.060%	0.055%	0.050%	0.040%	0.030%
VP Eaton Vance Global Macro Advantage Fund	0.080%	0.075%	0.070%	0.060%	0.050%
VP Select Large Cap Growth Fund	0.060%	0.055%	0.050%	0.040%	0.030%
VP Small Cap Value Fund	0.080%	0.075%	0.070%	0.060%	0.050%
VP Small Company Growth Fund	0.080%	0.075%	0.070%	0.060%	0.050%
VP Strategic Income Fund	0.070%	0.065%	0.060%	0.050%	0.040%

Fund	First $500 million	Next $500 million	Next $2 billion	Next $9 billion	Over $12 billion
VP GS Commodity Strategy Fund .	0.080%	0.075%	0.070%	0.060%	0.050%

Fund	First $500 million	Next $500 million	Next $2 billion	Next $9 billion	Over $12 billion
VP Core Bond Fund	0.070%	0.065%	0.060%	0.050%	0.040%
VP Pyrford International Equity Fund	0.080%	0.075%	0.070%	0.060%	0.050%

Category 1: Assets invested in affiliated underlying mutual funds, exchange-traded funds and closed-end funds that pay an administrative services fee to the Investment Manager	Category 2: Assets invested in securities, instruments and other assets not described under Category 1, including without
limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an administrative services fee to the Investment Manager, third party funds, derivatives and
		individual securities
Fund	All assets	First $500 million	Next $500 million	Next $2 billion	Next $9 billion	Over $12 billion
VP MV Conservative Fund	0.020%	0.060%	0.055%	0.050%	0.040%	0.030%
VP MV Conservative Growth Fund	0.020%	0.060%	0.055%	0.050%	0.040%	0.030%
VP MV Growth Fund	0.020%	0.060%	0.055%	0.050%	0.040%	0.030%

During each year in the three-year period ended December 31, 2012, pursuant to the Administration Agreement, each Fund listed below paid the Administrator or the Previous Administrator, or an affiliate thereof, administrative fees as follows:

	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
			Administrator	Previous Administrator
VP Asset Allocation Fund
Administration Fee Paid	$20,153	$22,376	$90,516	$61,810
VP AQR Managed Futures Strategy Fund	$175,957	—	—	—
VP Contrarian Core Fund	$184,791	—	—	—
VP Core Bond Fund*	—	—	—	—
VP Eaton Vance Global Macro Advantage Fund	$165,516	—	—	—
VP GS Commodity Strategy Fund	$36,290	—	—	—
VP MV Conservative Fund*	—	—	—	—
VP MV Conservative Growth Fund*	—	—	—	—
VP MV Growth Fund*	—	—	—	—
VP Pyrford International Equity Fund*	—	—	—	—
VP Select Large Cap Growth Fund
Administration Fee Paid	$9,139	$5,068	$4,831	$2,259

	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
			Administrator	Previous Administrator
VP Small Cap Value Fund
Administration Fee Paid	$244,246	$157,695	—	—
VP Small Company Growth Fund
Administration Fee Paid	$30,049	$50,389	$47,340	$23,573
VP Strategic Income Fund
Administration Fee Paid	$721,091	$479,022	—	—

*	The Fund commenced operations on April 11, 2013.

Pricing and Bookkeeping Services

Prior to 2011, State Street provided certain pricing and bookkeeping services to the Funds. The Administrator was responsible for overseeing the performance of these services and for certain other services. Effective during 2011, these services began to be provided under the Administrative Services Agreement.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provided financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provided accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, each Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year did not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). Each Fund also reimbursed State Street for certain out-of-pocket expenses and charges. The State Street Agreements were terminated, with respect to the Funds, by July 11, 2011.

From December 15, 2006 through May 1, 2010, the Trust was party to a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed the Previous Adviser for accounting oversight services and services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services previously provided by the Previous Adviser under the Services Agreement began to be provided by the Administrator under the Administrative Services Agreement, and the Services Agreement was terminated.

Pricing and Bookkeeping Fees Paid by the Funds

State Street received fees from the Funds for its services as reflected in the following charts, which show the net pricing and bookkeeping fees paid to State Street for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
VP Asset Allocation Fund	$0	$11,862	$116,797
VP Select Large Cap Growth Fund	$0	$20,454	$39,381
VP Small Cap Value Fund	$0	$51,588	$97,863
VP Small Company Growth Fund	$0	$24,425	$47,060
VP Strategic Income Fund	$0	$20,873	$91,161

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: 225 Franklin Street, Boston, MA 02110.

Distribution Obligations

The Trustees have approved a Distribution Plan and Agreement (the Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class 2 shares of the Funds. Under the Plan, the Funds pay the Distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund’s Class 2 share average daily net assets. The Distributor has voluntarily agreed to waive a portion of the fee for some of the Funds to an amount so that the expenses of these Funds do not exceed the limits as described below under Expense Limitations. The Distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution fees are payable regardless of the amount of the Distributor’s expenses, the distributor may realize a profit from the fees.

The Plan authorizes any other payments by the Funds to the Distributor and its affiliates (including the Investment Manager) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund’s shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund’s shares, on 60 days’ written notice to the Distributor. The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such disinterested Trustees.

Underwriting Commissions Paid by the Funds

The Funds paid no underwriting commissions to the Distributor or the Previous Distributor (and no amounts were retained by the Distributor or the Previous Distributor) for the fiscal years ended December 31, 2010, 2011 or 2012.

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Investment Manager and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Investment Manager and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Investment Manager’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Investment Manager’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Investment Manager’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, broker-dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Investment Manager and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Investment Manager and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Investment Manager and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Investment Manager or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Investment Manager, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Investment Manager, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Investment Manager has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Investment Manager and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services — The Investment Manager and Investment Advisory Services — Portfolio Manager(s) — The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Investment Manager, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Investment Manager or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Investment Manager and Investment Advisory Services — Portfolio Manager(s) — The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker-dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Investment Manager endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Investment Manager’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Investment Manager has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Investment Manager and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Investment Manager’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Investment Manager and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Investment Manager may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Investment Manager has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Investment Manager and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Investment Manager of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Investment Manager.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Investment Manager, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Investment Manager and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Selling Agent Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective September 7, 2010, the Funds pay the Transfer Agent a transfer agency fee at an annual rate of 0.06% of average net assets, payable monthly and, prior to September 7, 2010, paid the Transfer Agent an annual transfer agency fee of $22.36 per account, payable monthly. The VP Managed Volatility Funds do not pay a direct fee for transfer agency services on the portion of assets invested in underlying funds that pay a fee for transfer agency services, however the transfer agent will earn a fee equal to 0.06% of the average daily net assets of the VP Managed Volatility Funds invested in underlying funds that don’t pay a fee for transfer agency services. In addition, prior to September 7, 2010, the Funds reimbursed the Transfer Agent for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

The Funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan, 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. JPMorgan is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each Fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Funds’ custodian agreement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 225 South Sixth Street, Minneapolis, MN 55402, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended December 31, 2012 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for the fiscal year ended December 31, 2013.

The Reports of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Reports to Shareholders of the Funds dated December 31, 2012 are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is Prudential Tower, 800 Boylston St., Boston, Massachusetts 02199. Vedder Price P.C. serves as co-counsel. Its address is 1401 I Street N.W., Washington, D.C. 20005.

Distribution and Service Fees Paid by the Funds

During the most recently completed fiscal year, the Distributor and the Previous Distributor received distribution fees from the Funds for its services as reflected in the following table. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders; compensation to broker-dealers; compensation to sales personnel; or interest, carrying of other finance charges.

Distribution Fees Paid by the Funds for the Fiscal Year Ended December 31, 2012 — Class 2 Shares

Fund	Fiscal Year Ended December 31, 2012
VP AQR Managed Futures Strategy Fund	$4	(1)
VP Asset Allocation Fund	$49,220
VP Contrarian Core Fund	$4	(1)
VP Core Bond Fund*	—
VP Eaton Vance Global Macro Advantage Fund	$4	(1)
VP GS Commodity Strategy Fund	$1	(2)
VP MV Conservative Fund*	—
VP MV Conservative Growth Fund*	—
VP MV Growth Fund*	—
VP Pyrford International Equity Fund*	—
VP Select Large Cap Growth Fund	$7,340
VP Small Cap Value Fund	$707,310
VP Small Company Growth Fund	$3,927
VP Strategic Income Fund	$85,528

*	The Fund commenced operations on April 11, 2013.
(1)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.
(2)	For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

Expense Limitations

The Distributor has voluntarily agreed to reimburse the Funds listed below for the amount each such Fund pays as distribution (Rule 12b-1) fees attributable to Class 2 shares in excess of 0.15% of net assets if the total annual Fund operating expenses of such Fund attributable to Class 2 shares exceed the amount set forth below opposite such Fund.

Fund	Class 2 expense limit:
VP Asset Allocation Fund	0.95%
VP Large Cap Growth Fund	1.00%
VP Small Cap Value Fund	1.03%

These arrangements may be modified or terminated by the Distributor at any time.

Fees or Expenses Waived or Borne by the Distributor or Previous Distributor

The following table shows the fees or expenses waived or borne by the Distributor or Previous Distributor during the Funds’ three most recent fiscal years.

Fund	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
		Class 2 Shares	Distributor	Previous Distributor
VP AQR Managed Futures Strategy Fund	—	—	—	—
VP Asset Allocation Fund	—	—	$154,190	$85,525
VP Contrarian Core Fund	—	—	—	—
VP Eaton Vance Global Macro Advantage Fund	—	—	—	—
VP GS Commodity Strategy Fund	—	—	—	—
VP Select Large Cap Growth Fund	—	—	$4,015	$1,879
VP Small Cap Value Fund	$282,924	$278,271	$214,225	$49,170
VP Small Company Growth Fund	—	—	—	—
VP Strategic Income Fund	—	—	—	—

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding taxes (including foreign transaction taxes), expenses associated with investment in affiliated and nonaffiliated pooled investment vehicles (including mutual funds and ETFs), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board), through the date noted below for each Fund, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Expiration Date	Expenses as a Percent of Average Daily Net Assets of the Applicable Share Class on an Annualized Basis
Fund		Class 1	Class 2
VP AQR Managed Futures Strategy Fund	4/30/14	1.00%	1.25%
VP Asset Allocation Fund	4/30/14	0.13%	0.38%
VP Contrarian Core Fund	4/30/14	0.77%	1.02%
VP Core Bond Fund	4/30/14	0.57%	0.82%

	Expiration Date	Expenses as a Percent of Average Daily Net Assets of the Applicable Share Class on an Annualized Basis
Fund		Class 1	Class 2
VP Eaton Vance Global Macro Advantage Fund	4/30/14	1.13%	1.38%
VP GS Commodity Strategy Fund	4/30/14	0.94%	1.19%
VP MV Conservative Fund	4/30/14	N/A	1.15%
VP MV Conservative Growth Fund	4/30/14	N/A	1.15%
VP MV Growth Fund	4/30/14	N/A	1.15%
VP Pyrford International Equity Fund	4/30/14	1.00%	1.25%
VP Select Large Cap Growth Fund	4/30/14	0.79%	1.04%
VP Small Cap Value Fund	4/30/14	0.88%	1.03%
VP Small Company Growth Fund	4/30/14	0.96%	1.21%
VP Strategic Income Fund	4/30/14	0.72%	0.97%

The expense arrangement is made pursuant to a fee waiver and expense cap agreement that may be modified or amended only with approval from all parties to such arrangement, including the Fund and the Investment Manager.

Codes of Ethics

The Funds, the Investment Manager, each subadviser and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures

General. The Funds have delegated to the Investment Manager, the responsibility to vote proxies relating to portfolio securities held by the Funds, including the Funds managed by subadvisers. In deciding to delegate this responsibility to the Investment Manager, the Board reviewed the policies adopted by the Investment Manager or summaries of such policies. These included the procedures that the Investment Manager follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Investment Manager and its affiliates.

The Investment Manager’s policy is to vote all proxies for Fund securities in a manner considered by the Investment Manager to be in the best economic interests of its clients, including the Funds, without regard to any benefit or detriment to the Investment Manager, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as the Investment Manager determines in its discretion. The Investment Manager endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances the Investment Manager may refrain from voting securities. For instance, the Investment Manager may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions. In addition, the Funds will generally refrain from recalling portfolio securities on loan to vote proxies based upon a determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Funds nor the Investment Manager assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise in which the Funds or the Investment Manager requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct the Investment Manager to endeavor to recall loaned securities if (i) a proposal relating to a merger or acquisition, a material restructuring, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance practices has raised concerns, based on the determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds or any potential adverse administrative effects to the Funds of not recalling such securities.

Oversight. The operation of the Investment Manager’s proxy voting policy and procedures is overseen by a committee (the Proxy Voting Committee) composed of representatives of the Investment Manager’s equity investments, equity research, compliance, legal and operations functions. The Proxy Voting Committee has the responsibility to review, at least annually, the Investment Manager’s proxy voting policies to ensure consistency with internal policies, regulatory requirements, conflicts of interest and client disclosures.

The Proxy Voting Committee also develops predetermined voting guidelines used to vote securities. The voting guidelines indicate whether to vote for, against or abstain from particular proposals, or whether the matter should be considered on a case-by-case basis. The Proxy Voting Committee may determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is in the clients’ best economic interests. The Investment Manager may also consider the voting recommendations of analysts, portfolio managers and information obtained from outside resources, including one or more third-party research providers. When proposals are not covered by the voting guidelines or a voting determination must be made on a case-by-case basis, a portfolio manager or analyst will make the voting determination based on his or her determination of the clients’ best economic interests. In addition, the Proxy Voting Committee may determine proxy votes when proposals require special consideration.

Addressing Conflicts of Interest. The Investment Manager seeks to address potential material conflicts of interest by having predetermined voting guidelines. In addition, if the Investment Manager determines that a material conflict of interest exists, the Investment Manager will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); and (iii) in unusual cases, with the client’s consent and upon ample notice, forwarding the proxies to the Investment Manager’s clients so that they may vote the proxies directly. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder Fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the holding Funds will vote proxies of underlying funds in the same proportion as the vote of all other holders of the underlying fund’s shares, unless the Board otherwise instructs.

Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third-party vendor, as its proxy voting administrator to implement its proxy voting process and to provide recordkeeping and vote disclosure services. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass-Lewis & Co. to provide proxy research services.

Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiamanagement.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Investment Manager’s voting guidelines in effect on the date of this SAI, see Appendix B to this SAI.

FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees the Trust and the Funds. The Trustees are responsible for overseeing the management and operations of the Trust. The Board consists of eleven Trustees who have varied experience and skills. Ten of the Trustees, including the Chairman of the Board, are Independent Trustees. The other Trustee, Mr. William F. Truscott, is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his service as chairman of the board and president of the Investment Manager and director and chief executive officer of the Distributor. With respect to Mr. Truscott, the Trustees have concluded that having a senior officer of the Investment Manager serve as a Trustee benefits Fund shareholders by facilitating communication between the Independent Trustees and the senior management of the Investment Manager, and by assisting efforts to align the interests of the Investment Manager more closely with those of Fund shareholders. Further information about the backgrounds and qualifications of the Trustees can be found in the section Trustee Biographical Information and Qualifications. The Board has several standing committees, which are an integral part of each Fund’s overall governance and risk oversight structure. The committees include the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee, the Investment Oversight Committees and the Product and Distribution Committee. All of the members of each of the committees are Independent Trustees. The roles of each committee are more fully described in the section Standing Committees below.

The Funds have retained the Investment Manager as the Funds’ investment adviser and administrator. The Investment Manager provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board provides oversight of the services provided by the Investment Manager, including risk management services. In addition, each committee of the Board provides oversight of the Investment Manager’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and the committees receive a wide range of reports with respect to the Funds’ activities, including reports regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant committees meet periodically with officers of the Funds and the Investment Manager and with representatives of various of the Funds’ service providers. The Board and certain committees also meet periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds and the Investment Manager with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Board reviews its leadership structure periodically and believes that its structure is appropriate, in light of the size of the Trust and the nature of its business, to enable the Board to exercise its oversight of the Funds and the other investment companies overseen by the Trustees. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and having other Independent Trustees serve as chairs of each committee promotes independence from the Investment Manager in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

Standing Committees

Ms. Lukitsh and Messrs. Hacker, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. During the fiscal year ended December 31, 2012, the Advisory Fees & Expenses Committee met 6 times.

Ms. Verville and Messrs. Hacker, Moffett and Simpson are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relating to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. During the fiscal year ended December 31, 2012, the Audit Committee met 5 times.

Mses. Kelly and Verville and Messrs. Moffett and Nelson are members of the Compliance Committee. The Compliance Committee’s functions include, among other things, monitoring, supervising and assessing the performance of each Fund’s Chief Compliance Officer and reviewing his compensation, reviewing periodically and recommending changes to the codes of ethics and compliance policies of each Fund and its service providers, and reviewing each Fund’s portfolio execution. During the fiscal year ended December 31, 2012, the Compliance Committee met 6 times.

Mses. Kelly and Lukitsh and Messrs. Mayer and Neuhauser are members of the Product and Distribution Committee. The Product and Distribution Committee’s functions include, among other things, reviewing such matters relating to the marketing of the Funds and the distribution of the Fund’s shares, including matters relating to the design and positioning of funds, marketing and distribution strategies for the Funds and the effectiveness and competitiveness of such strategies, as the Committee may deem appropriate. During the fiscal year ended December 31, 2012, the Product and Distribution Committee met 5 times.

Messrs. Drake, Hacker, Mayer and Simpson are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for Independent Trustee positions and for appointments to various committees, overseeing the Board’s periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board governance and other policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Investment Manager. During the fiscal year ended December 31, 2012, the Governance Committee met 5 times.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at 225 Franklin Street, Boston, MA 02110. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to serve as an Independent Trustee, if applicable.

Each Trustee (other than Mr. Truscott) also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds overseen by the Board and gives particular consideration to such matters as each Fund’s adherence to its investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year, as the applicable IOC did for each Fund’s most recently completed fiscal year. The below are members of the respective IOCs and the general categories of funds in the Columbia Funds Family which they review. These asset categories may be reassigned among the IOCs from time to time.

IOC #1: Ms. Verville and Messrs. Drake and Neuhauser are responsible for reviewing funds in the following asset categories: Global Stock, International Stock, Large Growth, Income and Specialty, Fixed Income — High Yield, Core and Municipal.

IOC #2: Messrs. Mayer and Nelson and Mses. Kelly and Lukitsh are responsible for reviewing funds in the following asset categories: Asset Allocation, Large Blend Value, Small Value and Specialty; Fixed Income — International Bond, Multi-Sector and Municipal.

IOC #3: Messrs. Hacker, Moffett and Simpson are responsible for reviewing funds in the following asset categories: Asset Allocation, Mid Growth, Money Market, Small Blend, Small Growth, Specialty; Fixed Income — Core, Municipal and Short Duration.

Trustee Biographical Information and Qualifications

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Fund, were a significant factor in the determination that, in light of the business and structure of the Trust, the individual should serve as a Trustee. Following is a summary of each Trustee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve as a Trustee:

Rodman L. Drake — Mr. Drake has significant experience serving as a CEO and on boards of directors for public companies, including investment companies. This experience includes holding such positions with the various boards as lead independent director, chairman of the nominating and compensation committee and member of the audit committee. Mr. Drake is Co-Founder of Baringo Capital LLC, and was previously the CEO of a hybrid REIT, president of a private equity firm and the CEO of a leading management consulting firm.

Douglas A. Hacker — Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former chief financial officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.

Janet Langford Kelly — Ms. Kelly is Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips Ms. Kelly held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and at Zelle, Hoffman, Voelbel, Mason and Gette. Ms. Kelly has previously served on the board of directors for a public company and various industry groups and non-profit organizations.

Nancy T. Lukitsh — Ms. Lukitsh has extensive executive experience in the financial services industries, particularly with respect to the marketing of investment products, having served as Senior Vice President, Partner and Director of Marketing for Wellington Management Company, LLP. Ms. Lukitsh has previously served as Chair of Wellington Management Portfolios (commingled investment pools designed for non-U.S. institutional investors) and as a director of other Wellington affiliates. In addition, she has previously served on the boards of directors of various non-profit organizations. She is also a Chartered Financial Analyst.

William E. Mayer — Mr. Mayer has significant executive and board experience with financial services and investment companies. Mr. Mayer, currently a partner at a private equity firm, also has significant executive experience and experience working in finance. Previously, Mr. Mayer was a professor and Dean of the College of Business and Management at the University of Maryland and was President and CEO of The First Boston Corporation.

David M. Moffett — Mr. Moffett has extensive executive and board of director experience, including serving on audit committees for public companies. Mr. Moffett was selected as CEO when the Federal Home Loan Mortgage Corporation was placed under conservatorship in 2008, and served as a consultant to its interim chief executive officer and the board of directors until 2009. Formerly, Mr. Moffett was the CFO of a large U.S. bank holding company where his responsibilities included trust and wealth management.

Charles R. Nelson — Dr. Nelson is an experienced investment company trustee, having served on the Board, and the boards of predecessor funds, since 1981. He served as a Professor of Economics at the University of Washington from 1976 to 2011, he has written several books, authored numerous articles in economics and finance, and served on editorial boards of professional journals. He is a Fellow of the Econometric Society and his contributions were the subject of a conference at the Federal Reserve Bank of Atlanta in 2006. Additionally, he is an experienced consultant on economic and statistical matters.

John J. Neuhauser — Dr. Neuhauser is an experienced investment company trustee, having served on the Board since 1985 and on the boards of other investment companies. In addition to his board experience, Dr. Neuhauser has extensive executive experience. He is currently the President of Saint Michael’s College and has served in a variety of other leadership roles in higher education.

Patrick J. Simpson — Mr. Simpson is a partner in the Portland, Oregon office of Perkins Coie LLP, an international law firm. Mr. Simpson’s practice includes such relevant areas as corporate governance, corporate finance and securities law compliance.

William F. Truscott — Mr. Truscott has significant executive and board experience with financial services and investment companies. Mr. Truscott has served on the Board of Trustees of the Legacy RiverSource Funds and affiliated funds (Columbia Funds Board) since 2001. He has served as chairman of the board of the Investment Manager since May 2010 and since February 2012 has served as president. From 2001 to April 2010, Mr. Truscott served as the president, chairman of the board and chief investment officer of the Investment Manager. He has served as director of the Distributor since May 2010 and since February 2012 has served as chief executive officer. From 2008 to April 2010, Mr. Truscott served as chairman of the board and chief executive officer of the Distributor.

Anne-Lee Verville — Ms. Verville has significant executive experience. Prior to her retirement in 1997, she held various leadership and executive roles with IBM Corporation. Ms. Verville has previously served on the board of directors for a public company and non-profit organizations.

The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Rodman L. Drake (Born 1943) Trustee and Chairman of the Board	1994	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; and CEO from 2008 to 2010	52	Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	52	Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004	52	None

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 2007 to 2010.	52	None

William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1996	52	DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) (from 2000 to 2012); and BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	52	CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	52	None

John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from 2005 to August 2007	52	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund Inc. (closed-end funds)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	52	None

Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997; President — Application Systems Division from 1991 to 1994; Chief Financial Officer — US Marketing & Services from 1988 to 1991; and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	52	None

Interested Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to the Board	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During Past Five Years
William F. Truscott (Born 1960) Trustee	2012	President, Columbia Management Investment Advisers, LLC since February 2012 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, from 2006 to August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 — January 2013

Compensation

Trustees are compensated for their services to the Columbia Funds complex on a complex-wide basis, as shown in the table below.

William F. Truscott, an Interested Trustee, is not compensated by the Funds for his services on the Board. Michael A. Jones served as Interested Trustee of the Trust until February 2012. Mr. Jones received no compensation from the Funds for his services on the Board.

Independent Trustee Compensation for the Fiscal Year Ended December 31, 2012

Fund	Rodman L. Drake(b)	Douglas A. Hacker	Janet Langford Kelly(c)	Nancy T. Lukitsh	William E. Mayer	David M. Moffett	Charles R. Nelson	John J. Neuhauser	Patrick J. Simpson(d)	Anne-Lee Verville(e)
VP Asset Allocation Fund(a)	$2,311	$1,748	$1,582	$1,703	$1,614	$1,778	$1,591	$1,745	$1,568	$1,748
Amount deferred	$626	—	$843	—	—	—	—	—	$725	—
VP AQR Managed Futures Strategy Fund(a)	$1,524	$1,258	$1,141	$1,187	$1,141	$1,289	$1,116	$1,211	$1,141	$1,246
Amount deferred	$570	—	$477	—	—	—	—	—	$664	—
VP Contrarian Core Fund(a)	$1,705	$1,411	$1,281	$1,331	$1,281	$1,442	$1,251	$1,358	$1,281	$1,394
Amount deferred	$643	—	$531	—	—	—	—	—	$750	—
VP Eaton Vance Global Macro Advantage Fund(a)	$1,496	$1,235	$1,121	$1,166	$1,121	$1,266	$1,096	$1,189	$1,121	$1,224
Amount deferred	$561	—	$468	—	—	—	—	—	$653	—
VP Goldman Sachs Commodity Strategy Fund(a)	$103	$123	$123	$103	$123	$127	$103	$103	$123	$123
Amount deferred	$103	—	—	—	—	—	—	—	$123	—
VP Select Large Cap Growth Fund(a)	$2,000	$1,514	$1,370	$1,474	$1,398	$1,539	$1,377	$1,511	$1,359	$1,513
Amount deferred	$544	—	$728	—	—	—	—	—	$630	—
VP Small Cap Value Fund(a)	$2,955	$2,239	$2,026	$2,180	$2,067	$2,278	$2,037	$2,234	$2,009	$2,239
Amount deferred	$2,490	—	$698	—	—	—	—	—	$935	—
VP Small Company Growth Fund(a)	$2,101	$1,588	$1,437	$1,548	$1,467	$1,615	$1,445	$1,586	$1,425	$1,588
Amount deferred	$568	—	$767	—	—	—	—	—	$658	—
VP Strategic Income Fund(a)	$5,553	$4,206	$3,807	$4,097	$3,882	$4,284	$3,827	$4,198	$3,774	$4,212
Amount deferred	$1,513	—	$2,020	—	—	—	—	—	$1,754	—
Total Compensation from the Columbia Funds Complex Paid to Independent Trustees(a)	$279,500	$213,571	$193,500	$207,500	$197,000	$217,429	$194,000	$212,500	$192,000	$213,500

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)	At fiscal year ended December 31, 2012, Mr. Drake deferred $79,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2012, the value of Mr. Drake’s account under the deferred compensation plan was $452,787.
(c)	At fiscal year ended December 31, 2012, Ms. Kelly deferred $100,000 of her total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2012, the value of Ms. Kelly’s account under the deferred compensation plan was $105,136.
(d)	At fiscal year ended December 31, 2012, Mr. Simpson deferred $92,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2012, the value of Mr. Simpson’s account under the deferred compensation plan was $1,592,791.
(e)	At December 31, 2012, the value of Ms. Verville’s account under the deferred compensation plan was $758,000.

Interested Trustee Compensation for the Fiscal Year Ended December 31, 2012

Fund	William F. Truscott(a)
VP AQR Managed Futures Strategy Fund	$0
Amount deferred	—
VP Asset Allocation Fund	$0
Amount deferred	—
VP Contrarian Core Fund	$0
Amount deferred	—

Fund	William F. Truscott(a)
VP Core Bond Fund*	$0
Amount deferred	—
VP Eaton Vance Global Macro Advantage Fund	$0
Amount deferred	—
VP GS Commodity Strategy Fund	$0
Amount deferred	—
VP MV Conservative Fund*	$0
Amount deferred	—
VP MV Conservative Growth Fund*	$0
Amount deferred	—
VP MV Growth Fund*	$0
Amount deferred	—
VP Pyrford International Equity Fund*	$0
Amount deferred	—
VP Select Large Cap Growth Fund	$0
Amount deferred	—
VP Small Cap Value Fund	$0
Amount deferred	—
VP Small Company Growth Fund	$0
Amount deferred	—
VP Strategic Income Fund	$0
Amount deferred	—
Total Compensation from the Columbia Funds Complex Paid to Interested Trustee	$0

(a)	Mr. Truscott receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which are not included in the amounts shown. Mr. Truscott became a Trustee in March 2012. Michael A. Jones served as Interested Trustee of the Trust until February 2012. Mr. Jones was not compensated by the Funds for his services on the Board, except for reimbursements for reasonable expenses related to his attendance at meetings of the Board.
*	The Fund commenced operations on April 11, 2013.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.

Beneficial Equity Ownership

The following tables show, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustee, stated as one of the following ranges: A = $0; B = $1 – $10,000; C = $10,001 – $50,000; D = $50,001 – $100,000; and E = over $100,000. The tables do not include ownership of Columbia Funds overseen by other boards of trustees/directors.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2012

Fund	Rodman L. Drake		Douglas A. Hacker	Janet Langford Kelly	Nancy T. Lukitsh	William E. Mayer	David M. Moffett	Charles R. Nelson	John J. Neuhauser	Patrick J. Simpson		Anne-Lee Verville
VP AQR Managed Futures Strategy Fund	A		A	A	A	A	A	A	A	A		A
VP Asset Allocation Fund	A		A	A	A	A	A	A	A	A		A
VP Contrarian Core Fund	A		A	A	A	A	A	A	A	A		A
VP Core Bond Fund	A		A	A	A	A	A	A	A	A		A
VP Eaton Vance Global Macro Advantage Fund	A		A	A	A	A	A	A	A	A		A
VP GS Commodity Strategy Fund	A		A	A	A	A	A	A	A	A		A
VP MV Conservative Fund	A		A	A	A	A	A	A	A	A		A
VP MV Conservative Growth Fund	A		A	A	A	A	A	A	A	A		A
VP MV Growth Fund	A		A	A	A	A	A	A	A	A		A
VP Pyrford International Equity Fund	A		A	A	A	A	A	A	A	A		A
VP Select Large Cap Growth Fund	A		A	A	A	A	A	A	A	A		A
VP Small Cap Value Fund	A		A	A	A	A	A	A	A	A		A
VP Small Company Growth Fund	A		A	A	A	A	A	A	A	A		A
VP Strategic Income Fund	A		A	A	A	A	A	A	A	A		A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	*	E	E	A	A	A	E	E	E	*	E	*

*	Includes the value of compensation payable under the Deferred Compensation Plan that is determined as if the amount deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex as specified by the Trustee.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2012

Fund	William F. Truscott
VP AQR Managed Futures Strategy Fund	A
VP Asset Allocation Fund	A
VP Contrarian Core Fund	A
VP Core Bond Fund	A

Fund	William F. Truscott
VP Eaton Vance Global Macro Advantage Fund	A
VP GS Commodity Strategy Fund	A
VP MV Conservative Fund	A
VP MV Conservative Growth Fund	A
VP MV Growth Fund	A
VP Pyrford International Equity Fund	A
VP Select Large Cap Growth Fund	A
VP Small Cap Value Fund	A
VP Small Company Growth Fund	A
VP Strategic Income Fund	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E

Ownership of Funds by Trustees and Officers

As of March 31, 2013, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund.

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110. In addition to Mr. Truscott, who is a Senior Vice President, the other Officers of the Trust are:

Officer Biographical Information

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years

Michael G. Clarke (Born 1969)	Treasurer and Chief Financial Officer	Treasurer since 2011 and Chief Financial Officer since 2009	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)	Senior Vice President, Chief Legal Officer and Assistant Secretary	2010	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire (Born 1972)	Chief Compliance Officer	2012	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)	Senior Vice President	2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)	Vice President	2010	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006)

Paul D. Pearson (Born 1956)	Vice President and Assistant Treasurer	2011	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Joseph F. DiMaria (Born 1968)	Vice President and Chief Accounting Officer	Vice President since 2011 and Chief Accounting Officer since 2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years

Stephen T. Welsh (Born 1957)	Vice President	2006	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul B. Goucher (Born 1968)	Vice President and Assistant Secretary	2010	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010 – January 2013 and Group Counsel from November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008 (previously, Managing Director and Associate General Counsel, January 2005 – July 2008).

Christopher O. Petersen (Born 1970)	Vice President and Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (Born 1968)	Vice President and Assistant Secretary	2011	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General counsel, Bank of America from June 2005 to April 2010.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Investment Manager (or the investment subadviser(s) who make(s) the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Investment Manager’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Funds, the Investment Manager gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Investment Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Investment Manager will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker-dealers supplement the Investment Manager’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Investment Manager since, in certain instances, the broker-dealers utilized by the Investment Manager may follow a different universe of securities issuers and other matters than those that the Investment Manager’s staff can follow. In addition, this research provides the Investment Manager with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Investment Manager. Research services that are provided to the Investment Manager by broker-dealers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker-dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Investment Manager is of the opinion that because the broker-dealer research supplements rather than replaces the Investment Manager’s own research, the receipt of such research does not tend to decrease the Investment Manager’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have bought any such research services had such services not been provided by broker-dealers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to the clients of the Investment Manager other than the Funds. Conversely, any research services received by the Investment Manager through the placement of transactions of other clients may be of value to the Investment Manager in fulfilling its obligations to the Funds. The Investment Manager is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Investment Manager’s investment advice. The advisory fees paid by the Trust are not reduced because the Investment Manager receives such services.

Under Section 28(e) of the 1934 Act, the Investment Manager shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Investment Manager must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Investment Manager’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker-dealers based on the quality and quantity of execution services provided by broker-dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker-dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Manager, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Investment Manager. Investment decisions for the Funds and for the Investment Manager’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Manager, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Investment Manager, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Investment Manager is authorized to allocate buy and sell orders for portfolio securities to certain broker-dealers and financial institutions, including, in the case of agency transactions, broker-dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker-dealer; (ii) the affiliated broker-dealer charged the Fund commission rates consistent with those charged by the affiliated broker-dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker-dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Investment Manager’s investment management activities, investment decisions for the Funds are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Investment Manager. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Investment Manager believes to be equitable to the Funds and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Investment Manager may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following table describes the amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker-dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
VP AQR Managed Futures Strategy Fund	$129,000	—	—

VP Asset Allocation Fund	$0	$0	$62,728

VP Contrarian Core Fund	$265,784	—	—

Fund	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010

VP Eaton Vance Global Macro Advantage Fund	$3,210,956	—	—

VP GS Commodity Strategy Fund	$0	—	—

VP Select Large Cap Growth Fund	$11,410	$3,596	$3,941

VP Small Cap Value Fund	$426,369	$268,035	$532,612

VP Small Company Growth Fund	$97,733	$127,023	$172,782

VP Strategic Income Fund	$34,290	$12,206	$1,473

Brokerage Commissions Paid by the Funds to Certain Broker/Dealers

No Funds paid brokerage commissions to affiliated broker-dealers for the fiscal years ended December 31, 2010, 2011 and 2012.

Directed Brokerage

The Funds or the Investment Manager, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker-dealer because of the research services it provides the Funds or the Investment Manager.

During the fiscal year ended December 31, 2012, the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:

Fund	Amount of Transactions	Related Commissions
VP AQR Managed Futures Strategy Fund	None	$0
VP Asset Allocation Fund	None	$0
VP Contrarian Core Fund	$340,230,862	$182,200
VP Eaton Vance Global Macro Advantage Fund	None	$0
VP GS Commodity Strategy Fund	None	$0
VP Select Large Cap Growth Fund	$17,953,358	$7,379
VP Small Cap Value Fund	$108,019,427	$167,728
VP Small Company Growth Fund	$14,916,269	$14,377
VP Strategic Income Fund	None	$0

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker-dealers that the Investment Manager uses to transact brokerage for the Funds.

As of December 31, 2012, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of December 31, 2012

Fund	Broker/Dealer	Dollar Amount of Securities Held
VP AQR Managed Futures Strategy Fund	None	$0
VP Asset Allocation Fund	None	$0
VP Contrarian Core Fund	Citigroup, Inc.	$11,767,399
	JPMorgan Chase & Co.	$13,022,507
	Goldman Sachs Group, Inc. (The)	$4,213,690
	Morgan Stanley	$3,220,783
VP Eaton Vance Global Macro Advantage Fund	None	$0
VP GS Commodity Strategy Fund	None	$0
VP Select Large Cap Growth Fund	Franklin Resources, Inc.	$996,801
VP Small Cap Value Fund	None	$0
VP Small Company Growth Fund	None	$0
VP Strategic Income Fund	Citigroup Mortgage Loan Trust, Inc.	$7,717,029
	Citigroup, Inc.	$502,649
	Credit Suisse Mortgage Capital Certificates	$12,549,318
	E*TRADE Financial Corp.	$1,046,525
	Goldman Sachs Group, Inc. (The)	$2,003,188
	JPMorgan Chase Commercial Mortgage Securities Corp.	$1,090,592
	JPMorgan Resecuritization Trust	$626,899
	Morgan Stanley	$5,191,736
	Morgan Stanley Capital I, Inc.	$3,566,877
	Morgan Stanley Reremic Trust	$8,225,446
	Nuveen Investments, Inc.	$1,446,964

Additional Selling Agent Payments

Selling Agents may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected Selling Agents, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single Selling Agent may receive payments under all categories. These payments may create an incentive for a Selling Agent or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to Selling Agents may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the Selling Agent, the size of the customer/shareholder base of the Selling Agent, the manner in which customers of the Selling Agent make investments in the Funds, the nature and scope of marketing support or services provided by the Selling Agent (as described more fully below) and the costs incurred by the Selling Agent in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and Selling Agents, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectus.

Marketing Support Payments

The Distributor, the Investment Manager and their affiliates may make payments, from their own resources, to certain Selling Agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating Selling Agent personnel about the Funds and shareholder financial planning needs, placement on the Selling Agent’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the Selling Agent, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, gross sales of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, reimbursement of ticket charges (fees that a Selling Agent firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each Selling Agent, the marketing support payments to each Selling Agent generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the Selling Agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the Selling Agent. The Distributor, the Investment Manager and other Ameriprise affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain Selling Agents. Such increased payments may enable the Selling Agents to offset credits that they may provide to their customers.

As of April 2013, the Distributor and/or the Investment Manager had agreed to make marketing support payments with respect to the Columbia Funds to the Selling Agents or their affiliates shown below.

Recipients of Marketing Support Payments with Respect to the Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	Allianz Life Insurance Company of North America

•	Allianz Life Insurance Company of New York

•	American United Life Insurance Company

•	Equitrust Life Insurance Company

•	First Great West Life & Annuity Company

•	Genworth Life & Annuity Insurance

•	Genworth Life Insurance Company of New York

•	Great West Life & Annuity Company

•	Guardian Insurance & Annuity Company

•	Hartford Life Insurance Company

•	ING USA & Life Insurance Company

•	Jefferson National Life Insurance Company

•	Liberty Life Assurance Company of Boston

•	Monumental Life Insurance Company

•	National Integrity Life Insurance Company

•	New York Life Insurance & Annuity Corporation

•	Prudential Annuities Life Assurance Corporation

•	RiverSource Life Insurance Company

•	RiverSource Life Insurance Company of New York

•	Security Benefit Life Insurance

•	SunAmerica Annuity & Life Assurance Company

•	Sun Life Assurance Co of Canada

•	Sun Life Insurance & Annuity Co of NY

•	Independence Life & Annuity Co

•	Transamerica Financial

•	Transamerica Advisors Life

•	Transamerica Advisors Life of NY

•	Union Central Life Insurance Co

The Distributor, the Investment Manager and their affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain Selling Agents that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to Selling Agents that enable the Distributor to participate in and/or present at Selling Agent-sponsored conferences or seminars, sales or training programs for invited registered representatives and other Selling Agent employees, Selling Agent entertainment and other Selling Agent-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your Selling Agent may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your Selling Agent and review carefully any disclosure your Selling Agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a Selling Agent and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectus, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment. If investors other than Participating Insurance Companies, Separate Accounts, Qualified Plans or certain other eligible investors were to purchase shares in a Fund, VA contracts or VLI policies funded by that Fund could lose their favorable tax status. See “Taxation” below.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class 1 Shares	Class 2 Shares
VP AQR Managed Futures Strategy Fund	✓	✓
VP Asset Allocation Fund	✓	✓
VP Contrarian Core Fund	✓	✓
VP Core Bond Fund	✓	✓
VP Eaton Vance Global Macro Advantage Fund	✓	✓
VP GS Commodity Strategy Fund	✓	✓
VP MV Conservative Fund		✓
VP MV Conservative Growth Fund		✓
VP MV Growth Fund		✓
VP Pyrford International Equity Fund	✓	✓
VP Select Large Cap Growth Fund	✓	✓
VP Small Cap Value Fund	✓	✓
VP Small Company Growth Fund	✓	✓
VP Strategic Income Fund	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds or any class of shares of the Funds, except that the Funds may redeem Fund shares of shareholders holding less than any minimum or more than any maximum investment from time to time established by the Board. The Funds or any class of shares of the Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Previously, the Trust had voluntarily undertaken to adhere to certain governance measures contemplated by an SEC settlement order with respect to the Trust’s prior investment adviser in 2005. Over the past several years, the SEC has adopted many rules under the 1940 Act and the Investment Advisers Act of 1940 to strengthen fund governance and compliance oversight of funds and their investment advisers. Accordingly, although the Trust may continue to follow certain governance practices noted in the 2005 settlement order, it will do so as the Board deems appropriate and not pursuant to any voluntary undertakings. In this regard, the Board has determined that it is unnecessary to commit to holding a meeting of shareholders to elect trustees at least every five years. Instead, the Board will convene meetings of shareholders to elect trustees as required by the 1940 Act or as deemed appropriate by the Board. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Massachusetts business trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the employment of the independent accountant.

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares. Except as otherwise disclosed in a Fund’s prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

Certain Participating Insurance Companies have voting rights with respect to all Fund shares held in the separate accounts where the Participating Insurance Companies set aside and invest the assets of certain of their VA contracts or VLI policies. To the extent a matter is to be voted upon by Fund shareholders and to the extent required by federal securities laws or regulations, it is expected that the Participating Insurance Companies will: (i) notify each VA contract owner and VLI policy holder (each an “Owner” and collectively, the “Owners”) of the shareholder meeting if shares held for that Owner’s contract or policy may be voted; (ii) send proxy materials and a form of instructions that each Owner can use to tell its Participating Insurance Company how to vote the Fund shares held for such contract or policy; (iii) arrange for the handling and tallying of proxies received from the Owners; (iv) vote all Fund shares attributable to each Owner’s contract or policy according to instructions received from such Owner; and (v) vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

For further discussion of the rights of Owners and Qualified Plan participants concerning the voting of shares, please see your annuity or life insurance contract prospectus or Qualified Plan disclosure documents, as applicable.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of a Fund are entitled to a proportionate share of the assets of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular Fund, in the event of a liquidation or dissolution of the Trust, that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectus.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectus under the headings Buying, Selling and Transferring Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales or redemptions of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessments

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

Other Securities

The Funds do not offer securities other than capital stock.

PURCHASE, REDEMPTION AND PRICING OF SHARES

An investor may purchase, redeem and transfer shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

Fund shares are made available to serve as the underlying investment vehicles for VA contract and VLI policy separate accounts issued by Participating Insurance Companies, for Qualified Plans and for certain other eligible investors. Shares of the Funds are sold at net asset value without the imposition of a sales charge. The separate accounts of the Participating Insurance Companies or Qualified Plan sponsor place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the contracts.

In addition, in no instance will the Funds be made available to life insurance separate accounts without the Trust having received any necessary SEC consents or approvals. It is conceivable that in the future it may be disadvantageous for VA contract separate accounts and VLI policy separate accounts to invest in the Funds simultaneously. Although the Trust and the Funds do not currently foresee any such disadvantages either to VA contract owners or VLI policy owners, the Trust’s Board intends to monitor events in order to identify any material conflicts between such VA contract owners and VLI policy owners and to determine what action, if any, should be taken in response thereto. If the Board were to conclude that separate funds should be established for VLI policy and VA contract separate accounts, the VLI policy and VA contract owners would not bear any expenses attendant to the establishment of such separate funds.

Purchases of shares of the Funds may be effected on days on which the NYSE is open for business (a “Business Day”). The Trust and the Distributor reserve the right to reject any purchase order. The issuance of Shares is recorded on the books of the Trust, and share certificates are not issued.

Effective Time of Purchases

Purchase orders for shares in the Funds that are received by the Distributor or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund’s Custodian.

Purchases and Redemptions

Redemption proceeds are normally remitted in Federal funds wired to the redeeming Participating Insurance Company or Qualified Plan sponsor within three Business Days following receipt of the order. It is the responsibility of the Distributor to transmit orders it receives to the Trust. No charge for wiring redemption payments is imposed by the Trust. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by the Transfer Agent.

The Trust may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up o the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the Investment Manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price and Valuation

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise. The Funds do not value their shares on days that the NYSE is closed.

For Funds Other than Money Market Funds. The value of each Fund’s portfolio securities is determined in accordance with the Trust’s valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the Fund’s portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the mean between the closing bid and asked prices. Shares of open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, all of the securities in the portfolio of a money market fund are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the Fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the Fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the Fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the Fund to undertake such remedial action as the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the Fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the Fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of the Funds and their shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

The following discussion is generally based on the assumption that the shares of each Fund will be respected as owned by Participating Insurance Companies through their separate accounts, Qualified Plans, and other eligible persons or plans permitted to hold shares of a Fund pursuant to the applicable Treasury Regulations without impairing the ability of the Participating Insurance Company separate accounts to satisfy the diversification requirements of Section 817(h) of the Code (“Other Eligible Investors”). If this is not the case and shares of a Fund held by separate accounts of Participating Insurance Companies are not respected as owned for U.S. federal income tax purposes by those separate accounts, the person(s) determined to own the Fund shares will not be eligible for tax deferral and, instead, will be taxed currently on Fund distributions and on the proceeds of any sale, transfer or redemption of Fund shares under applicable U.S. federal income tax rules that may not be discussed herein.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Funds’ prospectuses address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. In particular, because Participating Insurance Company separate accounts, Qualified Plans and Other Eligible Investors will be the only shareholders of a Fund, only certain U.S. federal tax aspects of an investment in a Fund are described herein. Holders of VA contracts and VLI policies (together, “Contracts”), Qualified Plan participants, or persons investing through an Other Eligible Investor are urged to consult the Participating Insurance Company, Qualified Plan, or Other Eligible Investor through which their investment is made, as well as to consult their own tax advisors and financial planners, regarding the U.S. federal tax consequences to them of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on an investment in a Fund.

Taxation — Funds Intending to Qualify as Regulated Investment Companies

The following sections apply only to the following Funds and their shareholders: VP AQR Managed Futures Strategy Fund, VP Asset Allocation Fund, VP Core Bond Fund, VP GS Commodity Strategy Fund, VP Pyrford International Equity Fund, VP Select Large Cap Growth Fund, VP Small Cap Value Fund, VP Small Company Growth Fund and VP Strategic Income Fund:

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (very generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) and ETFs, if any, may qualify as interests in qualified publicly traded partnerships, as described further below. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, including, but not limited to, options, futures contracts, forward contracts, swap agreements and commodity-linked instruments, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by the Fund will be subject to tax at regular corporate rates.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or otherwise were to fail to qualify as a regulated investment company accorded special tax treatment under the Code for such year, (i) it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and (ii) each Participating Insurance Company separate account invested in the Fund would fail to satisfy the separate diversification requirements described below (under Special Tax Considerations for Separate Accounts of Participating Insurance Companies), with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. This excise tax, however, is generally inapplicable to any regulated investment company whose sole shareholders are separate accounts of insurance companies funding Contracts, Qualified Plans, Other Eligible Investors, or other regulated investment companies that are also exempt from the excise tax. If a Fund is subject to the excise tax requirements and the Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the one-year period ending on October 31 of that year (or the last day of the Fund’s taxable year ending in December of that year if the Fund so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to the excise tax. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be taken properly into account after October 31 of a calendar year are generally treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends, if it is subject to the excise tax, to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year in order to avoid having any liability for payment of excise tax. However, no assurance can be given that a Fund will not have any excise tax liability.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. If a Fund incurs or has incurred net capital losses in a taxable year beginning after December 22, 2010, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. The Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Fund	Total Capital Loss Carryforwards as of December 31, 2012	Losses Expiring In
		2013	2014	2015	2016	2017	2018	2019	2020	2021
VP AQR Managed Futures Strategy Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
VP Asset Allocation Fund	$4,317,053	$0	$0	$0	$0	$4,317,053	$0	$0	$0	$0
VP Contrarian Core Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
VP Core Bond Fund*	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
VP Eaton Vance Global Macro Advantage Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
VP GS Commodity Strategy Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
VP MV Conservative Fund*	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
VP MV Conservative Growth Fund*	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
VP MV Growth Fund*	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
VP Pyrford International Equity Fund*	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
VP Select Large Cap Growth Fund	$192,573	$0	$0	$0	$0	$0	$0	$0	$0	$0
VP Small Cap Value Fund	$2,481,019	$0	$0	$0	$0	$0	$0	$0	$0	$0
VP Small Company Growth Fund	$7,443,781	$0	$0	$0	$0	$7,443,781	$0	$0	$0	$0
VP Strategic Income Fund	$3,902,482	$0	$0	$0	$0	$3,902,482	$0	$0	$0	$0

*	The Fund commenced operations on April 11, 2013.

Taxation of Fund Investments

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund. Payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund in future years.

A Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale wash-sale or short-sale rules, the effect of which may be to accelerate income to the Fund or defer losses to the Fund. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives or commodity-linked transactions.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Any investment by a Fund in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

Amounts realized by a Fund from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Fund’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity)

that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a Qualified Plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a Participating Insurance Company separate account supporting a Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to Participating Insurance Company separate accounts funding Contracts.

Income of a Fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if, in later periods, a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time.

As noted above, certain of the ETFs and MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute nonqualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.

Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The wholly-owned subsidiaries of VP AQR Managed Futures Strategy Fund and VP GS Commodity Strategy Fund (for purposes of this paragraph, each a Fund) are expected to be CFCs in which the respective Fund will be a U.S. Shareholder. As a U.S. Shareholder, each Fund is required to include in gross income for U.S. federal income tax purposes all of the “subpart F income” of a CFC in which the Fund invests, whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent a Fund invests in a CFC and recognizes subpart F income in excess of actual cash distributions from the CFC, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

In addition, the Foreign Account Tax Compliance Act (FATCA) generally imposes a reporting and 30% withholding tax regime with respect to so called “withholdable payments” when certain reporting requirements are not met. Very generally, withholdable payments are payments of certain U.S.-source income (such as interest and dividends) and gross proceeds from the sale or other disposition of property that can produce U.S.-source interest or dividends. The 30% withholding tax on withholdable payments will be phased in beginning with payments made on January 1, 2014. Pursuant to these requirements, to the extent a Subsidiary receives withholdable payments on an investment, it will be subject to the 30% withholding tax unless the Subsidiary satisfies the reporting or certain other requirements, as may be applicable to the Subsidiary. Each Subsidiary expects to satisfy such of these requirements as may be applicable to it, so as to avoid this 30% withholding tax. See “Certain Shareholder Reporting and Withholding Requirements” below for more discussion of these rules.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return. Furthermore, amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, thereby reducing the amount available for distribution to shareholders.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, including a Participating Insurance Company holding separate accounts, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as Participating Insurance Companies that own shares in a Fund through their separate accounts, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation — Funds Expecting to Be Treated as Partnerships

The following sections apply only to the following Funds and their shareholders: VP Contrarian Core Fund, VP Eaton Vance Global Macro Advantage Fund and the VP Managed Volatility Funds:

Fund Status

For U.S. federal income tax purposes, each Fund expects to be treated as a partnership and not as an association taxable as a corporation, and does not expect to be a “publicly traded partnership” as defined in Section 7704 of the Code. Each Fund considers itself to be a separate entity for U.S. federal income tax purposes. Thus, each Fund and its shareholders should not be required to take into account the assets, operations, or shareholders of other series of the Trust for U.S. federal income tax purposes (e.g., for purposes of determining possible characterization as a publicly traded partnership). If a Fund were determined to be a publicly traded partnership taxable as a corporation, (i) it generally would be subject to tax at the Fund level on its earnings and profits at regular corporate income tax rates, and (ii) each Participating Insurance Company separate account invested in the Fund would fail to satisfy the separate diversification requirements described below (under Special Tax Considerations for Separate Accounts of Participating Insurance Companies), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

As a partnership, a Fund is not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of a Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund. Allocations of these tax items, for U.S. federal income tax purposes, generally will be made in accordance with the economics of the Funds. Such items when allocated to a shareholder will generally retain their character as qualifying for particular tax treatment (e.g., eligibility for dividends-received deduction) when received by a taxable shareholder such as a Participating Insurance Company; this “pass-through” of tax characteristics will generally not affect holders of Contracts funded by a Fund or participants in Qualified Plans investing in a Fund.

Taxation of Fund Investments

Any investment by a Fund in foreign securities may subject the Fund and/or its shareholders (whether or not shareholders receive any distributions with respect to such investments), directly or indirectly, to taxation, including withholding or other taxes on dividends, interest, or capital gains, and/or tax filing obligations in foreign jurisdictions. A Fund and/or its shareholders may otherwise be subject to foreign taxation on repatriation proceeds generated from those securities or to other transaction-based foreign taxes on those securities.

A U.S. person, including a Fund, who owns, directly or indirectly, 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The wholly-owned subsidiary of VP Eaton Vance Global Macro Advantage Fund (for purposes of this paragraph, a Fund) is expected to be a CFC in which the Fund will be a U.S. Shareholder. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years.

A Fund may invest in PFICs, which also are subject to special tax rules. Shareholders of a Fund that invests in a CFC, including a Subsidiary, or a PFIC may be subject to special reporting and filing requirements in respect of their indirect investment in such instruments. Shareholders should consult their tax advisors in this regard.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a partnership, such as the Funds, will be allocated to shareholders of the partnership consistent with their allocation of other items of income, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a Qualified Plan, an individual retirement account, a 401(k) plan, a Keogh plan, or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income to file a tax return and pay tax on such income, (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a Participating Insurance Company separate account supporting a Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to Participating Insurance Company separate accounts funding Contracts.

In addition, to the extent that a shareholder has borrowed to finance shares of a Fund or a Fund holds property that constitutes debt-financed property (e.g., securities purchased on margin), income attributable to such property allocated to a shareholder that is an exempt organization may constitute UBTI. Certain of a Fund’s other investments or activities may also generate UBTI. Furthermore, the IRS may take the position that certain of a Fund’s investments in derivative instruments should be reclassified in a manner that gives rise to UBTI. In addition, reverse repurchase agreements may, under certain conditions, be characterized as secured loans, the proceeds of which could be used to acquire assets that would, therefore, give rise to debt-financed income. If a Fund generates UBTI, a tax-exempt shareholder in the Fund generally would be required to file a tax return and could incur tax liability on such shareholder’s allocable share of that UBTI. Each Fund currently does not expect to leverage its investments.

Qualified Plans and other tax-exempt shareholders should consult their own tax advisors concerning the possible effects of UBTI on their own tax situation as well as the general tax implications of an investment in a Fund.

U.S. Tax Shelter Rules

A Fund may engage in transactions or make investments that would subject the Fund, its shareholders, and/or its “material advisors,” as defined in Treas. Reg. Sec. 301.6112-1(c)(1), to special rules requiring such transactions or investments by the Fund or investments in the Fund to be reported and/or otherwise disclosed to the IRS, including to the IRS’s Office of Tax Shelter Analysis (the “Tax Shelter Rules”). A transaction may be subject to reporting or disclosure if it is described in any of several categories of “reportable transactions”, which include, among others, transactions that result in the incurrence of a loss or losses exceeding certain thresholds or that are offered under conditions of confidentiality. Although each Fund does not expect to engage in transactions solely or principally for the purpose of achieving a particular tax consequence, there can be no assurance that a Fund will not engage in transactions that trigger the Tax Shelter Rules. In addition, a shareholder may have disclosure obligations with respect to its shares in a Fund if the shareholder (or the Fund in certain cases) participates in a reportable transaction.

Shareholders should consult their own tax advisors about their obligation to report or disclose to the IRS information about their investment in a Fund and participation in a Fund’s income, gain, loss, deduction, or credit with respect to transactions or investments subject to these rules. In addition, pursuant to these rules, a Fund may provide to its material advisors identifying information about the Fund’s shareholders and their participation in the Fund and the Fund’s income, gain, loss, deduction, or credit from those transactions or investments, and the Fund or its material advisors may disclose this information to the IRS upon its request. Significant penalties may apply for failure to comply with these rules.

In addition, an excise tax and additional disclosure requirements may apply to certain tax-exempt entities that are “parties” to certain types of prohibited tax shelter transactions. Qualified Plans and other tax-exempt shareholders should consult with their tax advisors in this regard.

In certain circumstances, a Fund and/or a Fund’s tax advisor may make special disclosures to the IRS of certain positions taken by the Fund.

Special Tax Considerations for Separate Accounts of Participating Insurance Companies (All Funds)

Under the Code, if the investments of a segregated asset account, such as the separate accounts of Participating Insurance Companies, are “adequately diversified,” and certain other requirements are met, a holder of a Contract supported by the account will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Contract.

In general, the investments of a segregated asset account are considered to be “adequately diversified” only if: (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. Section 817(h) provides as a safe harbor that a segregated asset account is also considered to be “adequately diversified” if it meets the regulated investment company diversification tests described earlier and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies.

In general, all securities of the same issuer are treated as a single investment for such purposes, and each U.S. Government agency and instrumentality is considered a separate issuer. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a regulated investment company or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company or partnership. In particular, (i) if the beneficial interests in the regulated investment company or partnership are held by one or more segregated asset accounts of one or more insurance companies, and (ii) if public access to such regulated investment company or partnership is available exclusively through the purchase of a Contract, then a segregated asset account’s beneficial interest in the regulated investment company or partnership is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company or partnership is treated as an asset of the segregated asset account. Look-through treatment is also available if the two requirements above are met and notwithstanding the fact that beneficial interests in the regulated investment company or partnership are also held by Qualified Plans and Other Eligible Investors. Additionally, to the extent a Fund meeting the above conditions invests in underlying regulated investment companies or partnerships that themselves are owned exclusively by insurance company separate accounts, Qualified Plans, or Other Eligible Investors, the assets of those underlying regulated investment companies or partnerships generally should be treated as assets of the separate accounts investing in the Fund.

As indicated above, the Trust intends that each of the VP Asset Allocation Fund, VP Core Bond Fund, VP GS Commodity Strategy Fund, VP Pyrford International Equity Fund, VP Select Large Cap Growth Fund, VP Small Cap Value Fund, VP Small Company Growth Fund, VP Strategic Income Fund and VP AQR Managed Futures Strategy Fund will qualify as a regulated investment company or, in the case of VP Contrarian Core, VP Eaton Vance Global Macro Advantage Fund and each VP Managed Volatility Fund, as a partnership that is not a “publicly traded partnership,” under the Code. The Trust also intends to cause each Fund to satisfy the separate diversification requirements imposed by Section 817(h) of the Code and applicable Treasury Regulations at all times to enable the corresponding separate accounts to be “adequately diversified.” In addition, the Trust intends that each Fund will qualify for the “look-through rule” described above by limiting the investment in each Fund’s shares to Participating Insurance Company separate accounts, Qualified Plans and Other Eligible Investors. Accordingly, the Trust intends that each Participating Insurance Company, through its separate accounts, will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the Contracts underlying the separate account will qualify for favorable U.S. federal income tax treatment under the Code. However, no assurance can be made in that regard.

Failure by a Fund to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to comply with the “look-through rule,” could cause the Contracts to lose their favorable tax status and require a Contract holder to include currently in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the Participating Insurance Company issuing the Contracts.

The IRS has indicated that a degree of investor control over the investment options underlying a Contract may interfere with the tax-deferred treatment of such Contracts. The IRS has issued rulings addressing the circumstances in which a Contract holder’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Fund’s investment strategies are sufficiently broad to prevent a Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their Participating Insurance Companies and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Fund as described above, including retroactively. In addition, there can be no assurance that a Fund will be able to continue to operate as currently described, or that the Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Contract owners to be considered the owners of the shares of the Fund.

Certain Shareholder Reporting and Withholding Requirements (All Funds)

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” (if any), on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their intermediaries through which a Fund investment is made (if applicable), as well as their tax advisors to determine the applicability to them of this reporting requirement.

FATCA generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares; depending on the nature of the distribution, such withholding would begin as early as January 1, 2014. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other withholding or reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Special Considerations for Contract Holders and Plan Participants

The foregoing discussion does not address the tax consequences to Contract holders or Qualified Plan participants of an investment in a Contract or participation in a Qualified Plan. Contract holders investing in a Fund through a Participating Insurance Company separate account, Qualified Plan participants, or persons investing in a Fund through Other Eligible Investors are urged to consult with their Participating Insurance Company, Qualified Plan sponsor, or Other Eligible Investor, as applicable, and their own tax advisors, for more information regarding the U.S. federal income tax consequences to them of an investment in a Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies or VA contracts, by Qualified Plans, by the Investment Manager, by the general account of SunLife Insurance Company (SunLife) or by certain other eligible investors. At all meetings of shareholders of the Funds each Participating Insurance Company or Qualified Plan sponsor will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy, VA contract owners or Qualified Plan participant on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of SunLife, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with SunLife’s general account shares being voted in the proportions determined by instructing owners of SunLife VLI policies or VA contracts). Accordingly, each Participating Insurance Company or Qualified Plan sponsor disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of SunLife, its general account).

As of April 15, 2013, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of class
VP Asset Allocation Fund Class 1	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	2,279,040.108	40.02%

VP Asset Allocation Fund Class 1	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	925,677.311	16.25%

VP Asset Allocation Fund Class 1	INDEPENDENCE LIFE AND ANNUITY CO C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS MA 02481-9133	902,995.085	15.86%

VP Asset Allocation Fund Class 1	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO ATTN DAVID TEN BROECK P O BOX 2999 HARTFORD CT 06104-2999	518,827.715	9.11%

VP Asset Allocation Fund Class 1	AMERICAN SKANDIA LIFE ASSURANCE CO ATTN ALISON MITNICK 1 CORPORATE DRIVE 9TH FLOOR SHELTON CT 06484-6208	349,342.670	6.13%

VP Asset Allocation Fund Class 2	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	941,370.350	71.28%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
VP Asset Allocation Fund Class 2	SUN LIFE INSURANCE AND ANNUITY CO OF NEW YORK ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	160,693.395	12.17%

VP Asset Allocation Fund Class 2	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	125,377.859	9.49%

VP Contrarian Core Fund Class 1	JPMCB NA CUST FOR VP MODERATE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	27,364,959.554	41.83%

VP Contrarian Core Fund Class 1	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	18,810,582.983	28.75%

VP Contrarian Core Fund Class 1	JPMCB NA CUST FOR COLUMBIA VP-MANAGED VOLATILITY FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	6,887,375.890	10.53%

VP Contrarian Core Fund Class 1	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	5,585,350.167	8.54%

VP Contrarian Core Fund Class 1	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	5,204,213.574	7.95%

VP Contrarian Core Fund Class 2	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	250.000	100.00%

VP Core Bond Fund Class 1	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,000.000	100.00%

VP Core Bond Fund Class 2	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,000.000	100.00%

VP MV Conservative Fund Class 2	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,000,000.000	100.00%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
VP MV Conservative Growth Fund Class 2	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,000,000.000	100.00%

VP MV Growth Fund Class 2	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,000,000.000	100.00%

VP Select Large Cap Growth Fund Class 1	JPMCB NA CUST FOR COLUMBIA VP-MANAGED VOLATILITY FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	3,371,864.284	92.41%

VP Select Large Cap Growth Fund Class 1	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	253,183.660	6.94%

VP Select Large Cap Growth Fund Class 2	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	252,592.170	100.00%

VP Small Cap Value Fund Class 1	AUL AMERICAN INDIVIDUAL VARIABLE UNIT TRUST 1 ONE AMERICAN SQ PO BOX 368 INDIANAPOLIS IN 46206-0368	810,934.301	61.87%

VP Small Cap Value Fund Class 1	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	116,942.854	8.92%

VP Small Cap Value Fund Class 1	LIBERTY LIFE ASSURANCE CO OF BOSTON POLICY HOLDER SVCS — ATTN S LABELLA 100 LIBERTY WAY DOVER NH 03820-4597	113,856.831	8.69%

VP Small Cap Value Fund Class 1	AUL AMERICAN INDIVIDUAL UNIT TRUST ONE AMERICAN SQ PO BOX 368 INDIANAPOLIS IN 46206-0368	85,876.363	6.55%

VP Small Cap Value Fund Class 1	TRANSAMERICA LIFE INSURANCE CO ATTN FMG ACCOUNTING MS 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	67,957.459	5.19%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
VP Small Cap Value Fund Class 2	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DRIVE ATTN JOHN STANZIANI WESTCHESTER PA 19380-1478	8,047,957.288	42.21%

VP Small Cap Value Fund Class 2	NEW YORK LIFE INSURANCE & ANNUITY CORP ATTN CHRISTINE DEMPSEY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	5,608,688.345	29.42%

VP Small Cap Value Fund Class 2	GUARDIAN INSURANCE & ANNUITY CO, INC S/ A R B SHARE ATTN: PAUL IANNELLI MAIL STATION 3-S 3900 BURGESS PLACE BETHLEHEM PA 18017-9097	2,562,593.998	13.44%

VP Small Cap Value Fund Class 2	GUARDIAN INSURANCE & ANNUITY CO,INC S/ A R L SHARE ATTN: PAUL IANNELLI MAIL STATION 3-S 3900 BURGESS PLACE BETHLEHEM PA 18017-9097	1,378,449.380	7.23%

VP Small Company Growth Fund Class 1	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	1,027,550.700	42.92%

VP Small Company Growth Fund Class 1	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO ATTN DAVID TEN BROECK P O BOX 2999 HARTFORD CT 06104-2999	772,198.922	32.25%

VP Small Company Growth Fund Class 1	INDEPENDENCE LIFE AND ANNUITY CO C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS MA 02481-9133	120,834.243	5.05%

VP Small Company Growth Fund Class 2	FARM BUREAU LIFE INSURANCE COMPANY 5400 UNIVERSITY AVE WEST DES MOINES IA 50266-5950	17,482.261	39.88%

VP Small Company Growth Fund Class 2	GUARDIAN INSURANCE & ANNUITY CO,INC S/ A R L SHARE ATTN: PAUL IANNELLI MAIL STATION 3-S 3900 BURGESS PLACE BETHLEHEM PA 18017-9097	16,802.588	38.33%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
VP Small Company Growth Fund Class 2	GUARDIAN INSURANCE & ANNUITY CO, INC S/ A R B SHARE ATTN: PAUL IANNELLI MAIL STATION 3-S 3900 BURGESS PLACE BETHLEHEM PA 18017-9097	8,891.897	20.28%

VP Strategic Income Fund Class 1	JPMCB NA CUST FOR VP MODERATE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	59,600,425.444	53.26%

VP Strategic Income Fund Class 1	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	23,428,884.468	20.94%

VP Strategic Income Fund Class 1	JPMCB NA CUST FOR COLUMBIA VP-MANAGED VOLATILITY FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	6,771,965.230	6.05%

VP Strategic Income Fund Class 1	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	6,730,885.383	6.02%

VP Strategic Income Fund Class 1	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	6,702,890.448	5.99%

VP Strategic Income Fund Class 2	RIVERSOURCE LIFE ACCOUNT FOR INSIDEDISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	1,917,397.858	45.27%

VP Strategic Income Fund Class 2	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	1,722,379.595	40.66%

VP Strategic Income Fund Class 2	SUN LIFE INSURANCE AND ANNUITY CO OF NEW YORK ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	371,077.404	8.76%

VP AQR Managed Futures Strategy Fund Class 1	JPMCB NA CUST FOR VP MODERATE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	15,736,567.666	43.71%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
VP AQR Managed Futures Strategy Fund Class 1	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	12,242,023.806	34.00%

VP AQR Managed Futures Strategy Fund Class 1	JPMCB NA CUST FOR VP AGGRESSIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	3,932,971.848	10.92%

VP AQR Managed Futures Strategy Fund Class 1	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	3,322,147.812	9.23%

VP AQR Managed Futures Strategy Fund Class 2	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	250.000	100.00%

VP Eaton Vance Global Macro Advantage Fund Class 1	JPMCB NA CUST FOR VP MODERATE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	16,298,722.483	47.88%

VP Eaton Vance Global Macro Advantage Fund Class 1	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	6,537,145.144	19.20%

VP Eaton Vance Global Macro Advantage Fund Class 1	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	6,274,572.939	18.43%

VP Eaton Vance Global Macro Advantage Fund Class 1	JPMCB NA CUST FOR VP CONSERVATIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	4,084,853.171	12.00%

VP Eaton Vance Global Macro Advantage Fund Class 2	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	250.000	100.00%

VP GS Commodity Strategy Fund Class 1	JPMCB NA CUST FOR VP MODERATE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	35,156,734.108	49.10%

VP GS Commodity Strategy Fund Class 1	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	22,453,733.022	31.36%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
VP GS Commodity Strategy Fund Class 1	JPMCB NA CUST FOR VP AGGRESSIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	6,597,539.571	9.21%

VP GS Commodity Strategy Fund Class 1	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	5,636,534.397	7.87%

VP GS Commodity Strategy Fund Class 2	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	250.000	100.00%

VP Pyrford International Equity Fund Class 1	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,000.000	100.00%

VP Pyrford International Equity Fund Class 2	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,000.000	100.00%

As of April 15, 2013, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
VP Asset Allocation Fund	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	4,271,465.628	60.89%

VP Contrarian Core Fund	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC 225 FRANKLIN STREET BOSTON, MA 02110	63,852,732.168	97.60%

VP Core Bond Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	2,000.00	100.00%

VP MV Conservative Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,000,000.000	100.00%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
VP MV Conservative Growth Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,000,000.000	100.00%

VP MV Growth Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,000,000.000	100.00%

VP Select Large Cap Growth Fund	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC 225 FRANKLIN STREET BOSTON, MA 02110	3,877,640.114	99.39%

VP Small Cap Value Fund	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DRIVE ATTN JOHN STANZIANI WESTCHESTER PA 19380-1478	8,047,957.288	39.49%

VP Small Cap Value Fund	NEW YORK LIFE INSURANCE & ANNUITY CORP ATTN CHRISTINE DEMPSEY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	5,608,688.345	27.52%

VP Small Company Growth Fund	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ATTN ACCOUNTING CONTROL SC PO BOX 9134 WELLESLEY HILLS MA 02481-9134	1,027,550.700	42.15%

VP Small Company Growth Fund	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO ATTN DAVID TEN BROECK P O BOX 2999 HARTFORD CT 06104-2999	772,198.922	31.67%

VP Strategic Income Fund	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC 225 FRANKLIN STREET BOSTON, MA 02110	103,235,050.973	88.89%

VP AQR Managed Futures Strategy Fund	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC 225 FRANKLIN STREET BOSTON, MA 02110	35,233,961.132	97.86%

VP Eaton Vance Global Macro Advantage Fund	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC 225 FRANKLIN STREET BOSTON, MA 02110	33,195,543.737	97.52%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund

VP GS Commodity Strategy Fund	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC 225 FRANKLIN STREET BOSTON, MA 02110	69,844,791.098	97.54%

VP Pyrford International Equity Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	2,000.00	100.00%

Columbia Management Investment Advisers, LLC, located at 225 Franklin St., Boston, MA 02110, is a registered investment adviser under the Investment Advisers Act of 1940 and a Minnesota limited liability company. Columbia Management Investment Advisers, LLC is a wholly-owned subsidiary of Ameriprise Financial, Inc. Columbia Management Investment Advisers, LLC manages Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio, Columbia Variable Portfolio – Managed Volatility Fund, Variable Portfolio – Moderately Conservative Portfolio, Variable Portfolio – Moderately Aggressive Portfolio, each of which is a series of Columbia Funds Variable Series Trust II, a Massachusetts business trust.

RiverSource Life Account for Inside Distribution (RiverSource Life Insurance Company), located at 222 Ameriprise Financial Center, Minneapolis MN 55474-0002, is a Minnesota corporation. RiverSource Life Insurance Company is a wholly-owned subsidiary of Ameriprise Financial, Inc.

LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, Al or Baal.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING GUIDELINES

EFFECTIVE

JANUARY 24, 2011

Set forth below are guidelines adopted and used by Columbia Management Investment Advisers, LLC (the “Adviser”, “We”, “Us” or “Our”) in voting proxies (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Adviser may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Adviser generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Adviser generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence — A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance — A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding — A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership — A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair — A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence — A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship — A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance — A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Adviser will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Adviser will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Adviser will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Adviser uses to evaluate nominees.

Shareholder Nominations for Director — Special Criteria

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Adviser generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair/Lead Director

The Adviser generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Removal of Directors

The Adviser generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Adviser will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Adviser generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Adviser generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Adviser generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Adviser generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Adviser generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Adviser will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Adviser will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Adviser generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Vote Unmarked Proxies

The Adviser generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Adviser generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Adviser will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Adviser will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Adviser generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Adviser supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Adviser generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Adviser will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Adviser will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Adviser generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Approve or Amend Employee Stock Purchase Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Adviser generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Adviser generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Adviser will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Adviser generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Adviser generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Adviser generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Adviser will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Adviser generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Adviser generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Adviser generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Adviser generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Adviser will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock — Increase in Authorized Shares or Classes

The Adviser will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, the Adviser will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Adviser also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock — Decrease in Authorized Shares or Classes

The Adviser generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock — Change in Par Value

The Adviser generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Adviser generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Adviser generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Adviser will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Adviser will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Adviser generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Adviser generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Recapitalization

The Adviser generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Adviser generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Adviser will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Adviser will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Adviser will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Adviser will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Adviser will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Adviser generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Adviser will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Adviser generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Adviser generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Adviser generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Adviser generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Adviser will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Adviser will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Adviser generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Adviser generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Adviser generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Adviser generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.).

Executive Compensation Report

The Adviser generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Adviser will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues — Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Adviser generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Adviser generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues — General Corporate Governance

Digitalization of Certificates

The Adviser generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Adviser generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Adviser generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Adviser generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Adviser generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Adviser generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Adviser generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Adviser generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Adviser generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Adviser generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Adviser generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues — Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues — Business Entity, Capitalization

Set or Approve the Dividend

The Adviser generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Adviser generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Adviser generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Adviser generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Adviser generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Adviser generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Adviser generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Adviser generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Adviser generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Adviser generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Adviser generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Adviser generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Adviser generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Adviser generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues — Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Adviser will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues — Auditors

Approve Special Auditors’ Report

The Adviser generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Adviser generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues — Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Adviser generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.